UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SILVERPEPPER COMMODITY STRATEGIES GLOBAL MACRO FUND

Institutional Class – SPCIX

Advisor Class – SPCAX

ANNUAL REPORT

June 30, 2023

SILVERPEPPER MERGER ARBITRAGE FUND

Institutional Class – SPAIX

Advisor Class – SPABX

SILVERPEPPER LONG/SHORT EMERGING MARKETS CURRENCY FUND

Institutional Class – SPEFX

SilverPepper

SilverPepper Funds

Each a series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
SilverPepper Commodity Strategies Global Macro Fund
Fund Performance	12
Consolidated Schedule of Investments	13
Consolidated Statement of Assets and Liabilities	20
Consolidated Statement of Operations	21
Consolidated Statements of Changes in Net Assets	22
Consolidated Financial Highlights	23
SilverPepper Merger Arbitrage Fund
Fund Performance	25
Schedule of Investments	26
Statement of Assets and Liabilities	30
Statement of Operations	31
Statements of Changes in Net Assets	32
Statement of Cash Flows	33
Financial Highlights	34
SilverPepper Long/Short Emerging Markets Currency Fund
Fund Performance	36
Schedule of Investments	37
Statement of Assets and Liabilities	40
Statement of Operations	41
Statement of Changes in Net Assets	42
Financial Highlights	43
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	63
Supplemental Information	65
Expense Examples	71

This report and the financial statements contained herein are provided for the general information of the shareholders of the SilverPepper Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.silverpepperfunds.com

Annual Report Letter to SilverPepper’s Shareholders

June 30, 2023

To my fellow shareholders in the SilverPepper Funds:

During the past year, we’re excited to say, SilverPepper launched America’s Only Currency Mutual Fund -- the SilverPepper Long/Short Emerging Markets Currency Fund (SPEFX). We think our Currency Fund fits in well with our specialty of low correlation funds that can help improve diversification.

Practically speaking, all investment advice is based on Modern Portfolio Theory, pioneered by economist Harry Markowitz in 1952. Its core idea is diversification: “Don’t put all your eggs in one basket.” Markowitz argued that investors could achieve their best results by choosing an optimal mix of assets. That way, if one investment performs poorly, your other investments often perform well. He showed that over time, with proper asset allocation, your portfolio of investments will get both better returns, and lower risks. His work was so groundbreaking, he won the Nobel Prize in Economics. And he often summed up his key insight by saying, in a very folksy way, “Diversification is the only free lunch in investing.”

At SilverPepper, we hope to serve you that “free lunch” of diversification. Our Funds are intended to zig when others zag. Since its inception, the SilverPepper Commodity Strategies Global Macro Fund (SPCIX) has delivered low correlations to bonds (.06) and stocks (0.43). Same with the SilverPepper Merger Arbitrage Fund (SPAIX). Its correlations to bonds (0.12) and stocks (0.40), since inception, are also low. We anticipate the same with the SilverPepper Long/Short Emerging Markets Currency Fund over the long term. Historically, currencies, as measured by the U.S. Dollar Index, have had a correlation of -0.36 to the S&P 500, and -0.35 to the Bloomberg U.S. Aggregate Bond index, over the trailing 10 years, ending 6-30-2023. And this diversification benefit was most prominently displayed in 2022, for example, when major stock and bond indexes declined by double digits and our Funds, in contrast, posted positive returns. This is why it makes sense to consider our Funds as thoughtful additions to your asset-allocation pie chart.

So, how did our funds perform over the past year? Please read on...

Past performance does not guarantee future results. The performance data quoted represents past performance and current or future returns may be higher or lower. Share prices and investment returns may fluctuate, and an investor’s shares may be worth more or less than the original investment at redemption. For performance data as of the most recent month end, call 855-554-5540

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SilverPepper Funds

I.       SilverPepper Long/Short Emerging Markets Currency Fund (SPEFX)

America’s Only Currency Mutual Fund — Our First Six Months

We’re off to a good start. For the first half of 2023, which also marked our first six months of operations, the SilverPepper Long/Short Emerging Markets Currency Fund (SPEFX) posted a return of 1.70%. How did we perform, compared to other currency funds? Way better, since we are America’s Only Currency Mutual Fund! That’s correct, in America, our mutual fund alone has the entire asset class of currencies to itself. And currencies are the world’s largest asset class based on daily trading volume, bigger than stocks and bonds combined. It’s a big pond — the biggest, really — and we’re the only fish in it.

How Is SPEFX Different from the 22,000 Existing Mutual Funds?

1.       America’s Only Currency Mutual Fund: It’s the only mutual fund to specialize in investing in foreign currencies, particularly emerging markets currencies. We stand alone in attempting to profit from what is frequently considered an inefficient and unexplored asset class.

2.       Delivering the Low Correlation of Currencies: Historically, currencies, as an asset class, have had among the lowest correlation to both foreign and domestic stocks and bonds, and even to commodities and real estate. In fact, as represented by the U.S. Dollar Index, over the trailing 10 years, ending 6-30-2023, currencies had a correlation of -0.36 to the S&P 500 Index. This low correlation attribute makes currencies a strong diversification candidate for investors’ portfolios.

3.       Seeking Absolute Returns: The Fund is not tied to an index. And, as an active, profit-seeking, long/short currency strategy, the Fund seeks positive, absolute returns, regardless of market conditions. With its investment flexibility, the Fund may provide investors’ portfolios a new and different return stream that may set your portfolio apart.

4.       Providing True Currency Diversification: Don’t think of this Fund, or currencies, as niche. Indeed, all international funds have exposure to the fluctuating values of foreign currencies. But, is your currency exposure “optimized?” Probably not. Why? First, currency exposure within foreign funds is often passively managed, and not profit seeking. Second, the diversification benefits of currencies are diluted by the stock and bond exposures within those funds. We offer True Currency Diversification. As a result, this Fund may help optimize currency and emerging-markets exposure, to potentially improve not only diversification, but also returns.

5.       Managed by Currency Experts: John Dean and Ross Taylor, our portfolio managers and the creators of the Fund’s Behavioral, Pattern-Matching Methodology, are currency experts. Both have decades of currency experience. They’ve held senior leadership roles at major global banks and trading firms, including Natixis, Bear Stearns, Currency Insights, and Donaldson, Lufkin & Jenrette. In 2006, they founded Absolute Return Strategies, Ltd, in London.

John and Ross have spent the bulk of their professional careers in the currency markets. They believe most traditional currency-valuation models flounder because they underestimate the effect of high interest rates. High interest rates play a major role in attracting capital flows to emerging-markets countries, even when those countries experience inflation, volatility, and lackluster economic growth. Indeed, at SilverPepper, we realize that the high-interest rates paid by Central Banks are, for lack of a better word, bribes.

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Central Banks are willing to pay a premium rate of interest, the “bribe,” on short-term debt for a variety of monetary, trade and political reasons, all to maintain capital in their country. That bribe is intended to make you turn and look the other way from the economic challenges they face, and keep your capital in that currency. When investors think the bribe outweighs the risk, money “flows” into that currency. When investors think the bribe is not worth the risk, money “flows” out of that currency.

A breakdown of our earning sources in the first half of 2023

In the first half of 2023, the currency markets were dynamic. Near-zero interest rates, which have dominated currency-market exchange rates for a decade, are no longer the norm. Inflation, surging around the world, is the most prominent factor stirring the currency pot, with the U.S. Federal Reserve Bank aggressively raising interest rates to defeat inflation. In response, many Central Banks across the globe, and especially among the emerging-market countries, are changing their interest-rate policies to adapt to this new environment. Moving into the second half of 2023, we believe these changes are creating a very vibrant and opportunity-laden environment. So, what’s our plan of attack?

The Fund may profit from trading emerging markets currencies in two ways:

The Carry: First, our aim is to make money by earning what’s called the “carry.” Carry is defined as the difference in interest rates between the higher interest rate currencies, like the Indian rupee, and the lower-interest rate currencies, like the U.S. dollar. It’s akin to exchanging your U.S. dollars for rupees, and putting them in a bank account in India, to earn a higher rate of interest on your assets.

Price Changes: Second, our aim is to generate a profit by capturing the appreciation or depreciation of an emerging market currency’s exchange rate (the “spot rate”) vs. a developed market currency, like the U.S. dollar, by taking either a long or short position in a currency.

Technically, our Behavioral Pattern-matching methodology doesn’t favor one avenue of profit source over another. It’s indifferent. Yet, the source of profit, either carry or price changes, does tell us something about the pattern, and the holding period, of the emerging markets currency. For example, long or “positive carry” positions tend to have longer holding-periods, because the pattern has more structure and price linearity. The reason for that is intuitive — investors want to hold that currency, and earn that higher rate of interest, for as long as possible.

In contrast, “short carry” positions tend to have shorter holding periods. They express an element of “fear,” as the bribe is no longer enough. So, there is less structure to their descending-price pattern, as investors liquidate more rapidly. In general, holding periods for our currency positions, either long or short positions, are not days, but instead, multiple weeks or months.

During the first six months of 2023, the Fund made about 2.65% on carry. For example, we were primarily long the Indian rupee for most of the first half of the year, where short-term interest rates are near 7.25%, in contrast to the 5% rate in the U.S.

But we lost about 0.95% during the same time frame, on declines in exchange rates across the portfolio. Most of the loss in exchange rates stemmed from our position in the Brazilian real in the first quarter of 2023, which totaled about 5%. However, most of that loss was made up in the second quarter by a rebound in the real, as well as with gains in our short position in the Chinese yuan.

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What happened in Brazil? For years, Brazil had been suffering from rampant inflation, and concurrent depreciation in its currency. But under President Jair Bolsonaro, inflation was subsiding, and the currency began to rally against the U.S. dollar. However, in January 2023, the rally went “full stop,” when supporters of Jair Bolsonaro, believing massive election fraud had occurred in their 2022 presidential race, stormed the Presidential Palace and the Brazilian Congress in the capital city of Brasilia. Panic selling of the real began. These events caused sizable volatility in exchange rates, as investors searched for stability. Since we establish a “stop loss” price at the time of trade entry for every position, the volatility of the real in this period caused us to stop out of trades on a couple of occasions.

And, on the other side of the world, the People’s Republic of China has economists wondering when it will ever regain its pre-lockdowns hutzpah of rapid industrialization and economic growth. As a result, the U.S. dollar strengthened versus the yuan, capturing a profit on our short yuan position during the period.

Exploring Currencies: Large, Seemingly Inefficient, And Largely Unexploited

As an asset class, currencies are considered the largest and most liquid market in the world, with an estimated $7 trillion-plus of currencies exchanged daily, compared to the approximately $200 billion in stocks or the $700 billion of bonds, traded daily, globally.1 For investors, like us, what makes the asset class even more interesting than its size, and low correlation to stocks and bonds, are the apparent inefficiencies within this vibrant asset class.

We are excited by this year’s launch of the SilverPepper Long/Short Emerging Markets Currency Fund. As America’s Only Currency Mutual Fund, we believe it may play an important role in diversifying, and thereby improving, the risk and return attributes of your portfolio. SilverPepper — Low Correlation Funds for True Diversification.

II.       The SilverPepper Merger Arbitrage Fund

It’s nice to be back on top! Our SilverPepper Merger Arbitrage Fund (SPAIX) is once again the Number #1 Performing Fund, since the Fund’s inception nearly 10 years ago on October 31, 2013, against its most relevant peer group — mutual funds whose primary investment strategy is merger arbitrage (1 out 4 funds) through June 30, 2023. * We’re also happy to report, for the year ending 6-30-2023, we continued to generate attractive positive returns, delivering 3.95% to investors.

Even against the Fund’s broader Morningstar Category, “Event Driven,” we are holding our own. As of June 30, 2023, relative to the 37 funds in this category, we rank in the top quartile for the 12-month period; and in the second quartile for the trailing three-year period. And, in comparison to all funds in the category that have been around since our Fund’s inception, we’re also in the second quartile. This is a noteworthy accomplishment, during a decade when stocks have performed incredibly well. Why? Because many of our event-driven peers do not include a “hedge” component, as does our strategy. They tend to have much higher exposure to equity markets. So, when stock indexes rise, they get more of that upside — while also carrying more risk. Meanwhile, our hedge component has helped us to control risk over the long term, and especially in a year like 2022, when the S&P 500 went down 18.11%. As a result, since our inception, our standard deviation of 3.48 is among the lowest in the Event-Driven Category.

Past performance does not guarantee future results. The performance data quoted represents past performance and current or future returns may be higher or lower. Share prices and investment returns may fluctuate, and an investor’s shares may be worth more or less than the original investment at redemption. For performance data as of the most recent month end, call 855-554- 5540

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Are we an attractive substitute for bonds?

Most investors use some variant of the 60/40 portfolio. But can the performance of that 40% potentially be improved, while increasing diversification? Call me biased, but I think there is a very strong case to be made that our merger arbitrage strategy is an attractive substitute, complement, or diversifier, for your bond portfolio.

Why? First, our 2.83% annual gain, since inception (10-31-2013 through 6-30-2023), is now almost twice the 1.43% annual return of the Bloomberg U.S. Aggregate Bond Index over the same period.

Second, our volatility is bond-like, at a standard deviation of 3.48 since inception, versus 4.36 for the index. And third, unlike bonds, our Fund has essentially zero interest-rate risk. Jerome Powell and the Fed were wrong when they told us, two years ago, that inflation was “transitory.” In all that time, the Fed has been unable to bring inflation down to their 2% target. Powell, therefore, continues to signal that future rate increases are coming. And, when interest rates increase, bond prices decline. Therefore, investors who want to have bond-like volatility, without all the interest-rate risk, might consider the SilverPepper Merger Arbitrage Fund as an ideal bond diversifier.

The Case of the Arbitrary Antitrust Regulators

The merger and acquisition (“M&A”) market in the last 18 months has been on a rollercoaster. In early 2022, the market was strong. CEOs were all revved up, to get back to business, and make up for lost pandemic opportunities. But in late 2022, fears of a Fed-induced recession loomed. And antitrust regulators became increasingly, arbitrarily, aggressive. And so, the M&A markets seized up. But now, as we end the first half of 2023, the market realized the recession could be illusory. And fortunately, an independent judiciary branch has shown some mettle in reining in renegade regulators.

Let’s start with banks. These renegade regulators sure made a mess of bank mergers. We’ve always had a special affinity and expertise in bank mergers, especially among small banks. Why? Those mergers have typically had all the features the SilverPepper Merger Arbitrage Fund relishes. Those mergers are domestic; strategic; well-financed; and until recently, have had little regulatory risk. But this quarter, we’ve watched government-appointed banking regulators do such things as set interest rates; determine where a bank’s assets should be marked; decide which banks should be closed down on Friday evenings; and which banks should be allowed to merge. All that mucking around has made the historically sleepy and predictable banking industry incredibly difficult to handicap.

What’s worse, these renegade banking regulators often act based on their personal and extreme political agenda, and without regard for the law. And that caused real damage to the Fund in May, 2023, with the First Horizon (FHN) / Toronto Dominion (TD) deal. It’s so frustrating, because this merger would have created a stronger and more geographically diversified bank. And under most previous administrations, the merger would have easily crossed the finish line.

Instead, the regulators at the Federal Reserve analyzed the deal for almost a year. Then they refused to approve the merger. Why? The financial press was left to speculate that the regulators withheld approval because of Toronto Dominion’s minority lending practices, or their anti-money laundering policies, or their consumer banking practices. Given the scope of potential offenses, TD informed First Horizon that it would take 2 to 3 years of work to rectify the problem! It was at that point that First Horizon made the decision not to wait around. As a result, the deal was very abruptly and unexpectedly terminated. We liquidated our 7,362-share position, with a 62 basis-point loss for the Fund. Sad!

Bank regulators weren’t the only problem, however. The Federal Trade Commission (FTC) regulators are also attempting to enforce their own very progressive interpretations of our well-established and decades-old anti-trust laws. For instance, Amgen (AMGN), a leading biotechnology company, agreed to purchase Horizon Therapeutics (HZNP), a firm trying to develop new pharmaceuticals, for $116.50 in cash. Horizon Therapeutics has about 20 drugs in development, with two successful drugs that it purchased, and then developed: one to treat Thyroid Eye Disease (TED), and another to treat gout. Now Amgen doesn’t have a single drug in its portfolio that would compete with either of these drugs. So there should be no reduction in marketplace competition, and hence no anti-trust concerns, right?

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Nope. Not according to FTC Chairwoman Lina Khan. On May 15th, she decided to file an anti-trust lawsuit to block this deal — apparently on the grounds that a “big” Amgen shouldn’t be allowed to buy new drug rights, to become bigger. This is an absolutely awful regulatory decision. The Wall Street Journal editorial board even backs us up, in an opinion piece that did a very good job of summarizing the FTC’s completely illogical legal arguments. Why is Lina Khan illogical? Think for a moment. Horizon Therapeutics researches, develops, and invents new drugs. They hold the patents on these drugs. The whole idea of a patent is the government grants them a legal monopoly — exclusive rights to produce and sell these drugs — for a limited time, to allow Horizon to recover their research and development expenses, and to be compensated for the risks they took attempting to develop these drugs. But Horizon doesn’t have Amgen’s vast salesforce and distribution channels. Merging with Amgen will allow for maximum sales of the new drugs they’ve invented. This is a clear case of “Bigger is Better.”

But, by contrast, if the court finds in the FTC’s favor, this lawsuit will unquestionably dampen other small research companies’ motivation to pursue the development of new drugs in the future. Why go to all the trouble and expense of inventing new drugs, when you won’t have the necessary capacity for sales and distribution, and you’re not allowed to sell your patents or company, to profit from your inventions? Maddening.

When the FTC brought suit, the stock tumbled. We sold some of our position for a realized loss, but we retain a 6.3% position in Horizon. We even sat in the courtroom to watch the trial, which was here in Chicago. And we’re confident that the Federal Court will eventually find Lina Khan’s lawsuit to be meritless. We believe that this deal will ultimately close prior to the end of the year.

But Chairwoman Khan is the gift that keeps on giving... the worst decisions ever. Prior to joining the FTC, Lina Khan, as a law school student, wrote an article for the Yale Law Journal, on Amazon (AMZN) being an anti-trust concern.

Amazon entered into a purchase agreement with I-Robot (IRBT) for $61.00 per share. I-Robot makes robotic vacuum cleaners. Amazon doesn’t produce a competing product. The only value that Amazon can provide here is enhanced distribution. Analysts are concerned that because Lina Khan wrote this article detailing her negative opinions of Amazon, that her FTC will file a lawsuit to block this deal, despite the absence of any product-related evidence to support this claim. Lina Khan’s logic again seems to be, if the company is big, it must be a monopoly. Really? We’re talking vacuum cleaners. Nevertheless, the FTC opened a long-running investigation. Now, here’s the clincher. iRobot, to have enough cash to last through the investigation, just raised $200 million from private equity firm, Carlyle Group, because the investigation may drag on until the end of the year. As a result, Amazon reduced its acquisition price from $61 to $51.75. So, shareholders of iRobot got burned because the FTC is holding up the acquisition of a company that needs to complete the merger to survive. Right now, the Fund is sitting on an unrealized loss of about 1.1% as a consequence of FTC’s antics.

In early July, the Chairwoman’s series of ill-founded lawsuits ran into the iron will of an independent Federal Judge in the Northern District of California, Jacqueline Corley, who ruled against the attempt by Khan’s FTC to gain a preliminary injunction to stop the highly-publicized Activision (ATVI) / Microsoft (MSFT) merger. In Judge Corley’s written opinion, she laid out numerous failures in the FTC’s suit, that clearly illustrate why this case probably should have never been brought. Judge Corley’s decision certainly went a long way towards reassuring my faith in our judicial system. However, it seems incredibly clear that the antitrust regulators, and some of the banking regulators, are more intent on imposing their political agendas, than by enforcing the actual laws they are sworn to uphold.

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Now, we did not own ATVI as of June 30, 2023. However, after Judge Corley’s decision, the market realized Chair Khan might be a paper tiger, with a growl worse than her bite. And so the spreads improved on other merger deals, including our I-Robot and Horizon Therapeutics positions.

As a result of all this turmoil, merger spreads are as wide as they have been in the past decade. According to UBS’ Special Situations Desk, for the last ten mergers that have been announced, as of May 28th of this year, the average arbitrage yield is 11.5%. That represents a 650-basis point premium to the yield on cash. (We define yield as a merger spread’s annualized return. So, if the spread was 5%, and the deal was expected to close in six months, its yield would be 10%). Even mergers that are outside of Khan’s bullseye — the small-cap, lower antitrust-risk deals that we scour the market for — offer yields generally ranging from 8% to 9%.

So in the near future, “The Khan Crisis” may end up becoming SilverPepper’s opportunities, as we aim to tread carefully, and take advantage of the increasingly wide merger spreads available in the market. At the end of the day, we hope near-term turmoil proves rewarding for you, our long-term investors.

III.       SilverPepper Commodity Strategies Global Macro Fund

Where’s The Supercycle?

It’s been difficult to see the Supercycle during the first six months of 2023. The Bloomberg Commodity Index (BCOM) is down 7.79% year-to-date, for the period ending June 30, 2023. And the SilverPepper Commodity Strategies Global Macro Fund (SPCIX) suffered even worse, falling 11.72% over the same period. For the one-year period ending June 30, 2023, the Fund lost a very disappointing -19.27%. Given the downdraft in commodity prices, people are asking: “Hey, where’s my Supercycle?”

Supercycles, according to our research, last 15 to 20 years. We recognized the preconditions for a Supercycle back in 2020, and the market has affirmed our thesis, with the BCOM rallying 27% in 2021, and 16% in 2022. We are just three years into what we believe will be a long cycle of higher commodity prices. But the past 6 to 12 months have made clear that we shouldn’t expect prices to trend upwards in one bold, straight line. Instead, commodities are reflecting Warren Buffet’s observation of stock prices, that “in the short run, the market is a voting machine, but in the long run, it is a weighing machine.”

So, don’t get distracted by the short term, like many investors. Over the past 12 months since commodity prices have retrenched, we estimate about $29 billion has been pulled from commodity mutual funds and ETFs. Pulling the plug now on commodities reminds me of the biblical Parable of the Weeds Among the Wheat, where the servants in the field ask their Master if they should go pull the weeds out of the wheat? “‘No,’ he answers, ‘because while you are pulling the weeds, you may uproot the wheat with them. Let both grow together until the harvest. At that time, I will say: First collect the weeds and tie them in bundles to be burned; then gather the wheat and bring it into my barn.’” The past twelve months have been a period of weeds, and the harvest, I believe, is still in front of us. Let me explain.

Several factors have combined to create downward pressure on commodity prices in the near term. They are:

Strong U.S. Dollar: Almost all commodities are traded in U.S. dollars (although this is becoming more tenuous every day). When the dollar is strong, it’s more expensive for the rest of the world to purchase commodities. In the beginning of 2022, the USD Index was at 95. As the Federal Reserve Bank started raising rates in March of last year, and continued in earnest throughout the year, the dollar rose nearly 19%, to a high of around 113. As the dollar marched higher, we saw commodity prices peak, and then a more rapid commodities sell-off that began in June of last year, and continued through the first six months of this year. Only recently, as the banking crisis has unfolded, and the U.S. economy has started to show its vulnerability to recession, has the dollar sold off to about 102 today. I think the market is a bit bearish on the dollar, at the moment. But count me among the bears who think the dollar will fall in the long-term, particularly as the Fed nears the end of its hiking cycle.

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Nagging inflation and rising interest rates: Inflation, as Milton Friedman said, “is always and everywhere a monetary phenomenon” — a problem of too much money chasing too few goods. During the Lockdowns, both the Trump and Biden Administrations, as well as many governments across the globe, used fiscal policy and monetary policy to stimulate their economies. These policies have created a persistent and nagging inflation. The abundance of money chasing too few goods, especially in the face of supply-chain disruptions and war, has allowed inflation to roar. Now, inflation traditionally causes commodity price increases, and it did that in the first half of 2022. But, with short-term cash now paying 5%, investors can choose to hold commodities, or instead, capture a sure 5% in short-term Treasury Bills. The cost, of holding physical assets versus paper assets, is one of the reasons investors have withdrawn capital from the commodity sector.

China’s Unlocking: China, since the 1970s, has been the engine to which commodity demand has been tied. China’s exit from its self-imposed Zero-Tolerance Virus Policy is taking longer than expected, humbling China’s growth outlook for 2023, and putting near-term pressure on commodity prices. Inventories were built up in expectation of a quicker rebound, and it’s taking longer than expected to deplete the buildup.

These factors, and others, are the weeds that are drawing attention from the fertile conditions we see, long term, for commodity prices.

Just as Mr. Buffett “weighs” stocks, long-term commodity investors must weigh the impact of insufficient supply, relative to existing inventory, production capacity, and expected future demand. We believe the deciding factors in future commodity prices will be insufficient supply, and the concurrent lack of capital spending, and reinvestment, in more mines, wells and acreage. We believe we must weigh these dominant long-term factors in contemplating the existence and length of the Supercycle.

Although I am a long-term bear on the dirtier fossil fuels like oil and coal, energy demand is increasing globally. During the next five to 10 years, supply and demand imbalances will likely cause price spikes and create enormous opportunities for commodity investors.

And there is plenty of capital available to flow into green energy projects. The Biden Administration’s “Inflation Reduction Act” delivers about $400 billion in federal funding to clean energy initiatives, in the hopes of lowering carbon emissions. This means increased funding for mining (copper, lithium, nickel, cobalt, aluminum) to make electric cars and wind turbines. And more acreage for biofuels production.

This capital has already made an impact on our energy mix. For example, consider the input changes in Texas’ energy grid. In just the last year, wind and solar have grown from 8% to 30% of the energy mix, while natural gas has increased from 30% to 55%, and dirty coal has fallen from 30% to 13%. Unfortunately, green-energy ambitions are also meeting up with market realities. Copper, for example, is a significant input to electrification. Electric cars require four to six times more copper than gas powered cars. But two countries, Peru and Chile, currently mine about 40% of the world’s copper. And, in Peru, production has plateaued, as political instability, government permitting problems, and protests have increased. And, Chile is preparing a new constitution that is expected to increase the role of government, resulting in more regulations, higher tax payments, and increased royalty payments. Therefore, despite willing capital, can these obstacles be overcome? And if so, how long will it take to get these essential commodities to market? I am bullish on the commodities that will drive the green-energy transition (including natural gas), but over the next five to 10-years there will be short-term price drops as production ramps up ahead of the actual transition. Investment opportunities will be plentiful.

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Natural gas has been a stalwart position of the Fund during past years, contributing nicely to returns. However, in the first half of 2023, it has been a bruiser to the Fund’s returns. In fact, our position accounted for about 60% of the Fund’s total losses during the year-to-date period, as natural gas fell from about $4.44 Bcf (British cubic feet) at the start of the year, to $2.27, as of June 30.

In retrospect, the Fund got two things wrong. First, the entire world stocked up on natural gas, in 2022, preparing for a cold winter, buying everything in sight, and shoving it in storage. This hoarding of natural gas, particularly in Europe, was planned to offset vulnerability to Russia’s potentially withholding natural gas deliveries, and in response to the mysterious sabotage and destruction of the Nordstream pipeline. In actuality, winter ended up being mild. And in Europe, conservation efforts ended up being robust, as thermostats were reset, and streetlamps turned off. Instead of tight supplies, Europe came out of winter with abundant supply.

Second, we predicted a hotter than normal summer, according to our weather and geologic analysis. Our prediction proved accurate — we are seeing increased demand for natural gas shift from winter months to summer months, simply because summers are getting hotter. Although the hot summer weather has increased demand, it wasn’t enough to keep prices from falling all the way to $1.94 Bcf in March, before rising 30%, to today’s current prices of $2.60 Bcf. Despite the hot weather, prices stayed under pressure, as electric-grid operators drew down natural gas supplies from storage, and the supply of alternative energy sources coming into the grid, primarily solar and wind, and some nuclear, kept natural gas prices from rising as much as we expected.

However, we believe that the future offers a perfect environment for us, as it plays to our strengths: 1) active management; 2) using our “Fingernails-in-the-Dirt” research to understand the supply and demand fundamentals of each individual commodity; and 3) proactive risk management, that allows us to use options and short positions, in an attempt to reduce risk, and potentially profit from the volatility in the market, or the downward move of some commodities.

Our portfolio constantly differs from the Index, because of our research. At SilverPepper, we actively go out into the corn, coffee, or oil fields to conduct research. And that fingernails-in-the-dirt research directly impacts how we structure the portfolio. We structure the portfolio by favoring, or overweighting, those specific commodities that we believe offer us the best risk and reward tradeoff. Second, we think long term, and our long-term vision has historically paid off. Since our Fund’s inception more than nine years ago, we have delivered better returns than our Index, with less risk. Better returns with less risk makes for an attractive long-term outcome.

Looking forward to celebrating 10 years of SilverPepper!

We would like to thank all our investors over the years, especially those with the resolve to stand with us since our Funds’ inception on October 31, 2013, nearly 10 years ago. We believe those investors have been rewarded with the diversification and lower correlation benefits of the SilverPepper Funds, and we think new investors will be treated similarly if they choose to invest with us through the years ahead. We will strive to keep delivering positive returns — returns that are not dependent on the daily gyrations of the markets — for you and your portfolio.

With warm regards,

Patrick Reinkemeyer

President, SilverPepper LLC

IMPORTANT DISCLOSURE: The views in this letter were as of June 30, 2023 and may not necessarily reflect the same views on the date this letter is published or anytime thereafter. These views are intended to help SilverPepper shareholders in understanding the Funds’ investment strategies and do not constitute investment advice.

9

All investing involves risk, including the possible loss of principal. There can be no assurance that the Funds will achieve their investment objectives. The SilverPepper Commodity Strategies Global Macro Fund’s specific risks include futures/commodities risk, derivatives risk, Subsidiary risk, high- fee risk, foreign investment risk and non-diversification risk. Futures contracts may fluctuate significantly and unpredictably over short time periods, and commodities are subject to disruptions and distortions, causing loss of principal. All these risks may increase costs, volatility and lower performance. The SilverPepper Merger Arbitrage Fund’s specific risk is event risk, which revolves around the successful or unsuccessful completion of an announced merger or acquisition. If a merger does not close as expected, the Fund could lose money. Other risks include smaller companies’ risk, derivatives risk and non-diversification risk. Long positions could fall in value and short positions may rise or be imperfect hedges. For the SilverPepper Long/Short Emerging Markets Currency Fund, the primary risk is quantitative modeling risk, which centers on the model’s ability to generate profitable buy and sell signals. The Fund is also subject to currency risk as the value of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. The Fund’s use of leverage can magnify the effects of changes in the value of the Fund’s investments and make the fund more volatile. Other risks include foreign investment risk, emerging markets risk, geographic focus risk, lack of correlation and hedging risk, management and strategy risk and no prior operating history risk.

Performance Rankings: Morningstar rankings are assigned based on total return. The ranking includes all funds within the Morningstar category “Event Driven.” The SilverPepper Merger Arbitrage Fund Institutional Share class (SPAIX) was ranked 9 out of 28 for the since inception period 10-31-2013 to 6-30-2023, 30 out of 37 funds for the five-year period ending 6-30-2023, ranked 16 out of the 37 funds for the three-year period ending 6-30-2023 and 7 out of 37 funds for the trailing 1-year period ending 06-30-2023. Source: Morningstar Direct. Past performance is not indicative of future performance.

*About Merger Arbitrage Peer Group Methodology: To create a peer group of funds that specialize in merger arbitrage, we initiated the following screening and classification process. Using Morningstar’s mutual-fund database, we screened for: 1). U.S. Domiciled Open-End Funds, with 2). Default Category: “Event Driven,” (37 funds) with category start date on or before 06-30-2023 (37 funds) for funds with 3). Unique Share Class and Institutional (lowest-fee) Share Class (15), for funds whose 4). Primary Investment Strategy Description was Merger Arbitrage, by initiating an automated screening for the word “merger” in either the Fund’s name, its investment strategy description or Morningstar Fund Analysis (8 funds) and screening out those funds whose investment strategy descriptions fell outside of 5). HFRI Event Driven: Merger Arbitrage Index, definitional requirements, excluding those funds whose investment process is not primarily focused on equity and equity related instruments, or strategies that specifically limit post-announced mergers to less than 75% of assets over a given market cycle (6 funds) and (4 funds with a start date on or before 10-31-2013). Within the Merger Arbitrage Peer Group, the SilverPepper Merger Arbitrage Fund Institutional Share class (SPAIX) was ranked 1 out of 4 funds for the since inception period 10-31-2013 to 6-30-2023, ranked 3 out of 6 funds for the five-year period ending 6-30-2023 and 2 out of 6 funds for the trailing 1-year period ending 6-30-2023. Source: Morningstar Direct. Past performance is not indicative of future performance.

The S&P 500 Index, or the Standard & Poor's 500 Index: The Index is a market-capitalization- weighted index of the 500 largest publicly-traded companies in the U.S. It is not an exact list of the top 500 U.S. companies by market capitalization because there are other criteria to be included in the index.

The Bloomberg U.S. Aggregate Bond Index is a broad base, market capitalization-weighted bond market index representing intermediate-term investment-grade bonds traded in the United States.

10

The Bloomberg Commodity TR Index: As of December 31, 2023, this widely used Index is made up of 24 exchange-traded futures contracts on physical commodities which are weighted within the Index to account for economic significance and market liquidity.

The MSCI Emerging Markets GR Index (EM) countries. The index measures the performance of the large and mid-cap segments of emerging market equity securities. It is free float-adjusted- capitalization weighted.

U.S. Dollar Index (USDX) is a measure of the value of the U.S. dollar relative to the value of a basket of currencies of most of the U.S.’s most significant trading partners.

Portfolio holdings are subject to change without notice and are not intended as a recommendation. Please see the Schedule of Investments in this Report for a complete list of Fund holdings.

Definitions

A basis point is equal to 1/100th of 1 percent, such that 100 basis points are equal to 1 percentage point.

Standard Deviation indicates the volatility of a fund’s total returns. In general, the higher the standard deviation, the greater the volatility of return. If a fund had a mean (average return) of 10%, and a standard deviation of 2%, you would expect the fund’s returns to fall within 12% and 8%, 68% of the time. And 95% of the time, you would expect its return to fall within 6% and 14%.

Correlation is a statistical measure of how two securities move in relation to each other, ranging from -1 to +1. A correlation of 0 means the relationship between the two securities is completely random, while +1 indicates a perfect positive relationship and -1 a perfect negative relationship.

[1]

Sources: https://www.reuters.com/markets/us/global-fx-trading-hits-record-75-trln-day-bis-survey-2022-10- 271/; Five Bond Market Facts, MotleyFool, December 2016, World bank, Stocks Traded, Total Current Value, $USD,

$61 trillion USD. https://data.worldbank.org/indicator/CM.MKT.TRAD.CD

Currency Hedging Handbook, First Quadrant, Dori Levanoni and Paul Goldwhite, CFA, 2017. Emerging and Frontier Market Equities as Asset Class(es), Two Sigma Investments, Jeffrey N. Saret, March 2014.

Sources: "Lina Is Upending Wall Street's Merger-Arbitrage Playbook," Bloomberg News June 6, 2023.

Merger spread data, and the average arbitrage yield for the most recent ten merger deals period beginning May 14 through May 25, 2023 provided by Accelerate. Alpha Rank Merger Monitor, May 28, 2023.

11

SilverPepper Commodity Strategies Global Macro Fund

FUND PERFORMANCE at June 30, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Bloomberg Commodity Total Return Index. The performance graph above is shown for the Fund’s Institutional Class shares; Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

Bloomberg Commodity Total Return Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on 24 physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of June 30, 2023	1 Year	5 Years	Since Inception	Inception Date
Advisor Class	-19.31%	2.50%	-0.15%	10/31/13
Institutional Class	-19.27%	2.51%	-0.08%	10/31/13
Bloomberg Commodity Total Return Index	-9.61%	4.73%	-1.09%	10/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Gross and net expense ratios for the Advisor Class shares were 1.99% and 1.99%, respectively, and for the Institutional Class shares, gross expense ratio was 1.99% and net expense ratio after recoupment of waived fees and/or reimbursed expenses was 2.02%, which were the amounts stated in the current prospectus dated November 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 2.24% and 1.99% of the average daily net assets of the Advisor Class and Institutional Class shares, respectively. This agreement is in effect until October 31, 2032 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2023

Principal Amount		Value
	U.S. GOVERNMENT AND AGENCIES — 71.5%
	United States Treasury Bill
$80,000,000	4.990%, 8/22/23[1]	$79,427,120
	TOTAL U.S. GOVERNMENT AND AGENCIES
	(Cost $79,423,320)	79,427,120

Number of Contracts
	PURCHASED OPTIONS CONTRACTS — 5.5%
	CALL OPTIONS — 0.7%
	Canadian Natural Resources
300	Exercise Price: $57.50, Notional Amount: $1,725,000, Expiration Date: July 21, 2023	25,200
	Canadian Natural Resources
250	Exercise Price: $55.00, Notional Amount: $1,375,000, Expiration Date: July 21, 2023	53,000
	CBOT Corn Futures
100	Exercise Price: $5.40, Notional Amount: $2,700,000, Expiration Date: July 21, 2023	19,375
100	Exercise Price: $5.80, Notional Amount: $2,900,000, Expiration Date: July 21, 2023	6,875
100	Exercise Price: $6.00, Notional Amount: $3,000,000, Expiration Date: July 21, 2023	5,000
100	Exercise Price: $5.90, Notional Amount: $2,950,000, Expiration Date: August 25, 2023	20,000
	CBOT KC Wheat Futures
40	Exercise Price: $8.40, Notional Amount: $1,680,000, Expiration Date: July 21, 2023	23,750
	CBOT Short-Dated New Crop Corn Futures
200	Exercise Price: $5.15, Notional Amount: $5,150,000, Expiration Date: July 21, 2023	103,750
	CMX Gold Weekly Futures
45	Exercise Price: $1,940.00, Notional Amount: $8,730,000, Expiration Date: July 07, 2023	29,700
	CMX HG Copper Futures
50	Exercise Price: $3.79, Notional Amount: $4,737,500, Expiration Date: July 26, 2023	85,625
	LME Primary Aluminum Futures
20	Exercise Price: $2.225, Notional Amount: $1,112,500, Expiration Date: July 05, 2023	325
20	Exercise Price: $2.250, Notional Amount: $1,125,000, Expiration Date: July 05, 2023	124
	NYBOT Coffee 'C' Futures
50	Exercise Price: $1.725, Notional Amount: $3,234,375, Expiration Date: July 14, 2023	10,875
50	Exercise Price: $1.825, Notional Amount: $3,421,875, Expiration Date: July 14, 2023	3,562
50	Exercise Price: $1.875, Notional Amount: $3,515,625, Expiration Date: July 14, 2023	2,438
	NYMEX Natural Gas
50	Exercise Price: $6.00, Notional Amount: $3,000,000, Expiration Date: July 26, 2023	500
	NYMEX Natural Gas Futures
50	Exercise Price: $4.75, Notional Amount: $2,375,000, Expiration Date: August 28, 2023	4,500
	NYMEX WTI Crude Oil Weekly Futures
100	Exercise Price: $67.75, Notional Amount: $6,775,000, Expiration Date: July 07, 2023	321,000
40	Exercise Price: $69.75, Notional Amount: $2,790,000, Expiration Date: July 07, 2023	68,800
	OTC AUD versus USD
100	Exercise Price: $0.69, Notional Amount: $6,900,000, Expiration Date: July 07, 2023	1,500
	TOTAL CALL OPTIONS
	(Cost $1,479,459)	785,899

13

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Number of Contracts		Value
	PURCHASED OPTIONS CONTRACTS — Continued
	PUT OPTIONS — 4.8%
	CBOT Corn Futures
100	Exercise Price: $5.20, Notional Amount: $2,600,000, Expiration Date: July 21, 2023	$191,875
75	Exercise Price: $5.35, Notional Amount: $2,006,250, Expiration Date: July 21, 2023	190,781
200	Exercise Price: $5.55, Notional Amount: $5,550,000, Expiration Date: July 21, 2023	688,750
	CBOT KC Wheat Futures
180	Exercise Price: $8.60, Notional Amount: $7,740,000, Expiration Date: July 21, 2023	608,625
	CBOT Short-Dated New Crop Soybean Futures
50	Exercise Price: $12.40, Notional Amount: $3,100,000, Expiration Date: July 21, 2023	16,875
	CBOT Soybean Futures
80	Exercise Price: $13.90, Notional Amount: $5,560,000, Expiration Date: July 21, 2023	68,000
	CBOT Wheat Futures
100	Exercise Price: $6.85, Notional Amount: $3,425,000, Expiration Date: July 21, 2023	223,750
70	Exercise Price: $6.95, Notional Amount: $2,432,500, Expiration Date: July 21, 2023	183,750
60	Exercise Price: $7.00, Notional Amount: $2,100,000, Expiration Date: July 21, 2023	169,875
160	Exercise Price: $7.45, Notional Amount: $5,960,000, Expiration Date: July 21, 2023	774,000
	CME Lean Hogs
50	Exercise Price: $0.88, Notional Amount: $1,760,000, Expiration Date: July 19, 2023	7,500
100	Exercise Price: $0.91, Notional Amount: $3,640,000, Expiration Date: July 19, 2023	23,000
30	Exercise Price: $0.92, Notional Amount: $1,104,000, Expiration Date: July 19, 2023	8,700
	CME Live Cattle
50	Exercise Price: $1.60, Notional Amount: $3,200,000, Expiration Date: July 07, 2023	250
50	Exercise Price: $1.67, Notional Amount: $3,340,000, Expiration Date: July 07, 2023	500
100	Exercise Price: $1.71, Notional Amount: $6,840,000, Expiration Date: July 07, 2023	4,000
238	Exercise Price: $1.73, Notional Amount: $16,469,600, Expiration Date: July 07, 2023	23,800
	CME S&P Emini
35	Exercise Price: $4,375.00, Notional Amount: $7,656,250, Expiration Date: July 07, 2023	2,713
	CMX Gold Weekly Futures
50	Exercise Price: $1,920.00, Notional Amount: $9,600,000, Expiration Date: July 07, 2023	34,500
40	Exercise Price: $1,925.00, Notional Amount: $7,700,000, Expiration Date: July 07, 2023	35,600
40	Exercise Price: $1,925.00, Notional Amount: $7,700,000, Expiration Date: July 14, 2023	56,400
	CMX HG Copper Futures
20	Exercise Price: $3.85, Notional Amount: $1,925,000, Expiration Date: July 26, 2023	67,750
	ICE Gas Oil Futures
21	Exercise Price: $740.00, Notional Amount: $1,554,000, Expiration Date: July 05, 2023	68,670
	ICE Robust Coffee Futures
50	Exercise Price: $2,750.00, Notional Amount: $1,375,000, Expiration Date: August 16, 2023	147,000
	NYBOT Cocoa Futures
100	Exercise Price: $3,150.00, Notional Amount: $3,150,000, Expiration Date: July 07, 2023	3,000
200	Exercise Price: $3,200.00, Notional Amount: $6,400,000, Expiration Date: July 07, 2023	12,000
	NYBOT Coffee 'C' Futures
60	Exercise Price: $1.650, Notional Amount: $3,712,500, Expiration Date: July 14, 2023	173,700
80	Exercise Price: $1.675, Notional Amount: $5,025,000, Expiration Date: July 14, 2023	290,700
60	Exercise Price: $1.750, Notional Amount: $3,937,500, Expiration Date: July 14, 2023	369,225

14

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Number of Contracts		Value
	PURCHASED OPTIONS CONTRACTS — Continued
	PUT OPTIONS — Continued
	NYBOT Sugar Futures
100	Exercise Price: $0.245, Notional Amount: $2,744,000, Expiration Date: July 17, 2023	$208,320
	NYMEX Crude Oil Futures
70	Exercise Price: $70.50, Notional Amount: $4,935,000, Expiration Date: July 17, 2023	130,200
	NYMEX Natural Gas Futures
50	Exercise Price: $2.45, Notional Amount: $1,225,000, Expiration Date: July 26, 2023	25,500
90	Exercise Price: $2.65, Notional Amount: $2,385,000, Expiration Date: July 26, 2023	96,300
100	Exercise Price: $2.70, Notional Amount: $2,700,000, Expiration Date: July 26, 2023	127,000
80	Exercise Price: $2.75, Notional Amount: $2,200,000, Expiration Date: July 26, 2023	119,200
	NYMEX WTI Crude Weekly Futures
100	Exercise Price: $70.25, Notional Amount: $7,025,000, Expiration Date: July 07, 2023	102,000
	OTC AUD versus USD
100	Exercise Price: $0.665, Notional Amount: $6,650,000, Expiration Date: July 07, 2023	25,000
	OTC EUR versus USD
40	Exercise Price: $1.075, Notional Amount: $5,375,000, Expiration Date: July 07, 2023	250
	OTC JPY versus USD
45	Exercise Price: $0.72, Notional Amount: $4,050,000, Expiration Date: July 07, 2023	106,312
	OTC MXN versus USD
100	Exercise Price: $5.60, Notional Amount: $2,800,000, Expiration Date: July 07, 2023	1,500

	TOTAL PUT OPTIONS
	(Cost $3,141,316)	5,386,871

	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $4,620,775)	6,172,770

Principal Amount
	SHORT-TERM INVESTMENTS — 0.8%
$871,915	UMB Bank demand deposit, 0.01%[2]	871,915
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $871,915)	871,915

	TOTAL INVESTMENTS — 77.8%
	(Cost $84,916,010)	86,471,805
	Other Assets in Excess of Liabilities — 22.2%	24,625,088
	TOTAL NET ASSETS - 100.0%	$111,096,893

15

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Number of Contracts
	WRITTEN OPTIONS CONTRACTS — (2.2)%
	CALL OPTIONS — (0.3)%
	CME Lean Hogs Futures
(60)	Exercise Price: $0.93, Notional Amount: $2,232,000, Expiration Date: July 19, 2023	$(85,200)
	CME Live Cattle
(40)	Exercise Price: $1.74, Notional Amount: $2,784,000, Expiration Date: July 07, 2023	(57,200)
	NYMEX WTI Crude Weekly Futures
(100)	Exercise Price: $69.00, Notional Amount: $6,900,000, Expiration Date: July 07, 2023	(223,000)
	TOTAL CALL OPTIONS
	(Proceeds $202,561)	(365,400)

	PUT OPTIONS — (1.9)%
	CBOT Corn Futures
(200)	Exercise Price: $5.25, Notional Amount: $5,250,000, Expiration Date: July 21, 2023	(423,750)
(75)	Exercise Price: $5.65, Notional Amount: $2,118,750, Expiration Date: July 21, 2023	(293,438)
	CBOT KC Wheat Futures
(100)	Exercise Price: $8.30, Notional Amount: $4,150,000, Expiration Date: July 21, 2023	(222,500)
(80)	Exercise Price: $8.35, Notional Amount: $3,340,000, Expiration Date: July 21, 2023	(192,500)
	CBOT Wheat Futures
(70)	Exercise Price: $6.70, Notional Amount: $2,345,000, Expiration Date: July 21, 2023	(119,875)
(160)	Exercise Price: $7.20, Notional Amount: $5,760,000, Expiration Date: July 21, 2023	(590,000)
	CMX Gold Weekly Futures
(40)	Exercise Price: $1,910.00, Notional Amount: $7,640,000, Expiration Date: July 07, 2023	(16,000)
(40)	Exercise Price: $1,905.00, Notional Amount: $7,620,000, Expiration Date: July 14, 2023	(27,600)
	ICE Gas Oil Futures
(21)	Exercise Price: $725.00, Notional Amount: $1,522,500, Expiration Date: July 05, 2023	(42,840)
	NYMEX Crude Oil Futures
(70)	Exercise Price: $69.00 Notional Amount: $4,830,000, Expiration Date: July 17, 2023	(86,800)
	NYMEX Natural Gas Futures
(100)	Exercise Price: $2.50, Notional Amount: $2,500,000, Expiration Date: July 26, 2023	(62,000)
(80)	Exercise Price: $2.55, Notional Amount: $2,040,000, Expiration Date: July 26, 2023	(60,000)
	TOTAL PUT OPTIONS
	(Proceeds $873,184)	(2,137,303)

	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $1,075,745)	$(2,502,703)

AUD - Australian Dollar
EUR - Euro
JPY - Japanese Yen
MXN - Mexican Peso

[1]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securites pledged as collateral was $4,964,195, which represents 4.5% of total net assets of the Fund.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

16

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

FUTURES CONTRACTS

Long Contracts	Expiration Date	Number of Contracts	Notional Value	Value at June 30, 2023	Unrealized Appreciation (Depreciation)
Commodity Futures
CBT Bloomberg Commodity Index	September 2023	220	$2,229,320	$2,232,560	$3,240
CBOT Corn	December 2023	198	5,259,224	4,898,025	(361,199)
CBOT Corn	December 2024	50	1,285,184	1,241,875	(43,309)
CBOT Soybean	November 2023	228	15,181,072	15,313,050	131,978
CBOT Soybean Meal	August 2023	50	1,969,186	2,069,500	100,314
CBOT Soybean Meal	December 2023	40	1,505,149	1,589,200	84,051
CBOT Soybean Oil	August 2023	120	3,607,670	4,442,400	834,730
CBOT Wheat	September 2023	250	8,344,680	8,137,500	(207,180)
CME Lean Hogs	December 2023	90	2,735,585	2,705,400	(30,185)
CME Live Cattle	August 2023	111	7,701,659	7,866,570	164,911
CMX Copper	September 2023	20	1,862,313	1,879,750	17,437
CMX Gold	August 2023	50	9,625,000	9,647,000	22,000
CMX Silver	September 2023	30	3,563,420	3,453,000	(110,420)
ICE Low Sulphur Gas	September 2023	60	4,159,949	4,204,500	44,551
ICE Robusta Coffee	September 2023	68	1,828,051	1,693,880	(134,171)
ICE Robusta Coffee	November 2023	67	1,755,884	1,601,970	(153,914)
KCBT Hard Red Winter Wheat	September 2023	70	2,871,135	2,800,000	(71,135)
LME Lead	July 2023	15	795,900	788,063	(7,837)
LME Lead	September 2023	15	760,088	788,438	28,350
LME Primary Aluminum	July 2023	78	4,512,983	4,135,950	(377,033)
LME Primary Aluminum	September 2023	78	4,321,006	4,187,625	(133,381)
LME Primary Nickel	July 2023	9	1,283,182	1,101,276	(181,906)
LME Primary Nickel	July 2023	24	3,068,658	2,953,296	(115,362)
LME Zinc	November 2023	15	1,001,963	894,844	(107,119)
LME Zinc	November 2023	45	2,605,032	2,687,906	82,874
MGE Red Wheat	September 2023	3	127,470	122,550	(4,920)
NYBOT Cocoa	September 2023	21	668,290	704,130	35,840
NYBOT Cocoa	March 2024	35	929,831	1,165,500	235,669
NYBOT Coffee 'C'	September 2023	94	6,789,995	5,604,750	(1,185,245)
NYBOT Coffee 'C'	December 2023	55	3,836,607	3,260,813	(575,794)
NYBOT Coffee 'C'	March 2024	25	1,827,283	1,487,344	(339,939)
NYBOT Coffee 'C'	May 2025	21	1,554,923	1,304,888	(250,035)
NYBOT Cotton #2	December 2023	60	2,437,429	2,411,100	(26,329)
NYBOT Sugar #11	October 2023	80	2,301,226	2,041,984	(259,242)
NYBOT Sugar #11	May 2024	41	1,100,945	993,709	(107,236)
NYMEX Natural Gas	August 2023	135	4,623,902	3,777,300	(846,602)
NYMEX Natural Gas	September 2023	150	4,262,819	4,161,000	(101,819)
NYMEX Natural Gas	October 2023	60	2,138,408	1,708,200	(430,208)
NYMEX Natural Gas	November 2023	5	125,916	160,550	34,634
NYMEX Natural Gas	February 2024	5	143,266	188,750	45,484
NYMEX Natural Gas	March 2024	5	143,266	175,150	31,884
NYMEX Natural Gas	April 2024	20	713,263	637,000	(76,263)
NYMEX Natural Gas	May 2024	65	2,665,723	2,058,550	(607,173)
NYMEX Natural Gas	June 2024	15	618,497	489,000	(129,497)
NYMEX Natural Gas	July 2024	5	143,266	168,150	24,884
NYMEX Natural Gas	August 2024	5	143,266	170,200	26,934
NYMEX Natural Gas	September 2024	5	143,266	168,800	25,534
NYMEX Natural Gas	October 2024	5	143,266	172,650	29,384
NYMEX Natural Gas	November 2024	5	143,266	188,750	45,484
NYMEX Natural Gas	December 2024	5	143,266	209,450	66,184

17

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

FUTURES CONTRACTS - Continued

Long Contracts	Expiration Date	Number of Contracts	Notional Value	Value at June 30, 2023	Unrealized Appreciation (Depreciation)
Commodity Futures - Continued
NYMEX NY Harbor ULSD	August 2023	8	$799,044	$822,393	$23,349
NYMEX NY Harbor ULSD	September 2023	3	351,612	307,692	(43,920)
NYMEX NY Harbor ULSD	October 2023	5	584,866	511,938	(72,928)
NYMEX NY Harbor ULSD	December 2023	4	490,203	406,711	(83,492)
NYMEX Platinum	October 2023	10	492,132	456,600	(35,532)
NYMEX RBOB Gasoline	August 2023	40	4,190,339	4,275,432	85,093
NYMEX WTI Crude Oil	August 2023	262	18,094,851	18,507,680	412,829

Foreign Exchange Futures
CME Australian Dollar	September 2023	95	6,477,881	6,344,100	(133,781)
CME Euro	September 2023	40	5,430,629	5,476,500	45,871
CME Japanese Yen	September 2023	45	4,105,439	3,944,531	(160,908)
CME Mexican Peso	September 2023	70	1,992,020	2,011,800	19,780
CME New Zealand Dollar	September 2023	30	1,850,647	1,840,950	(9,697)
Total Long Contracts			$176,561,611	$171,750,173	$(4,811,438)

Short Contracts	Expiration Date	Number of Contracts	Notional Value	Value at June 30, 2023	Unrealized Appreciation (Depreciation)
Commodity Futures
CBOT Corn	September 2023	(103)	$(2,722,392)	$(2,515,776)	$206,616
CBOT Corn	July 2024	(50)	(1,367,664)	(1,290,625)	77,039
CBOT Soybean	August 2023	(70)	(4,878,740)	(5,047,000)	(168,260)
ICE Brent Crude Oil	September 2023	(53)	(3,842,387)	(3,996,730)	(154,343)
LME Lead	July 2023	(15)	(759,319)	(788,063)	(28,744)
LME Primary Aluminum	July 2023	(78)	(4,270,207)	(4,135,950)	134,257
LME Primary Nickel	July 2023	(9)	(1,128,566)	(1,101,276)	27,290
LME Zinc	July 2023	(15)	(870,225)	(894,844)	(24,619)
NYMEX Natural Gas	December 2023	(25)	(1,055,764)	(905,500)	150,264
NYMEX Natural Gas	January 2024	(15)	(648,598)	(577,350)	71,248
NYMEX RBOB Gasoline	September 2023	(15)	(1,482,679)	(1,551,375)	(68,696)

Equity Futures
CME E-mini S&P 500	September 2023	(10)	(2,199,479)	(2,244,125)	(44,646)
Total Short Contracts			(25,226,020)	(25,048,614)	177,406

TOTAL FUTURES CONTRACTS			$151,335,591	$146,701,559	$(4,634,032)

See accompanying Notes to Financial Statements.

18

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SUMMARY OF INVESTMENTS

As of June 30, 2023

Security Type/Industry	Percent of Total Net Assets
U.S. Government and Agencies	71.5%
Purchased Options Contracts	5.5%
Short-Term Investments	0.8%
Total Investments	77.8%
Other Assets in Excess of Liabilities	22.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

19

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2023

Assets:
Investments, at value (cost $80,295,235)	$80,299,035
Purchased options contracts, at value (cost $4,620,775)	6,172,770
Cash held by broker for futures contracts	32,482,355
Receivables:
Investment securities sold	24,099
Fund shares sold	40,379
Dividends and Interest	40,745
Prepaid expenses	14,010
Other assets	14,125
Total assets	119,087,518

Liabilities:
Written options contracts, at value (proceeds $1,075,745)	2,502,703
Foreign currency due to custodian, at value (proceeds $6,557)	6,483
Cash due to custodian	148,242
Payables:
Investment securities purchased	115,886
Fund shares redeemed	83,928
Unrealized depreciation on open futures contracts	4,634,032
Variation margin	197,986
Advisory fees	143,241
Fund administration fees	22,774
Fund accounting fees	13,558
Transfer agent fees and expenses (Note 2)	57,488
Custody fees	4,678
Auditing fees	20,977
Trustees' deferred compensation (Note 3)	12,340
Chief Compliance Officer fees	765
Trustees' fees and expenses	738
Accrued other expenses	24,806
Total liabilities	7,990,625

Net Assets	$111,096,893

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$93,769,722
Total distributable earnings (accumulated deficit)	17,327,171
Net Assets	$111,096,893

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$1,442,217
Shares of beneficial interest issued and outstanding	245,409
Redemption price per share	$5.88

Institutional Class Shares:
Net assets applicable to shares outstanding	$109,654,676
Shares of beneficial interest issued and outstanding	18,479,893
Redemption price per share	$5.93

See accompanying Notes to Financial Statements.

20

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended June 30, 2023

Investment Income:
Dividends (net of foreign withholdings tax of $4,536)	$25,702
Interest	5,262,591
Total investment income	5,288,293

Expenses:
Advisory fees	2,520,241
Shareholder servicing fees - Advisor Class (Note 6)	6,040
Fund administration fees	186,437
Fund accounting fees	84,472
Sub-transfer agent fees and expenses - Institutional Class	251,450
Transfer agent fees and expenses	42,779
Custody fees	24,873
Interest expense	212
Shareholder reporting fees	37,361
Registration fees	37,274
Legal fees	30,725
Miscellaneous	22,062
Chief Compliance Officer fees	21,931
Auditing fees	20,976
Trustees' fees and expenses	11,826
Insurance fees	3,792
Total expenses	3,302,451
Net investment income (loss)	1,985,842

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	472,153
Purchased options contracts	(134,505,318)
Futures contracts	71,104,963
Securities sold short	143,800
Written options contracts	31,061,016
Forward foreign currency exchange contracts	(165,689)
Foreign currency transactions	7
Net realized gain (loss)	(31,889,068)
Net change in unrealized appreciation/depreciation on:
Investments	4,290
Purchased options contracts	1,389,619
Futures contracts	(5,438,707)
Written options contracts	(896,537)
Forward foreign currency exchange contracts	199,091
Foreign currency translations	(285)
Net change in unrealized appreciation/depreciation	(4,742,529)
Net realized and unrealized gain (loss)	(36,631,597)

Net Increase (Decrease) in Net Assets from Operations	$(34,645,755)

See accompanying Notes to Financial Statements.

21

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$1,985,842	$(3,871,818)
Net realized gain (loss) on investments, purchased options contracts, futures contracts, securities sold short, written options contracts,
forward contracts and foreign currency	(31,889,068)	38,722,977
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, futures contracts, securities sold short,
written options contracts, forward contracts and foreign currency	(4,742,529)	(4,825,161)
Net increase (decrease) in net assets resulting from operations	(34,645,755)	30,025,998

Distributions to Shareholders:
Advisor Class	(738,176)	(657,901)
Institutional Class	(36,513,778)	(31,284,417)
Total distributions to shareholders	(37,251,954)	(31,942,318)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	685,396	1,168,772
Institutional Class	47,398,274	63,787,589
Reinvestment of distributions:
Advisor Class	737,884	657,901
Institutional Class	36,513,778	31,214,423
Cost of shares redeemed:
Advisor Class	(2,618,889)	(935,496)
Institutional Class	(107,075,069)	(53,006,920)
Net increase (decrease) in net assets from capital transactions	(24,358,626)	42,886,269

Total increase (decrease) in net assets	(96,256,335)	40,969,949

Net Assets:
Beginning of period	207,353,228	166,383,279
End of period	$111,096,893	$207,353,228

Capital Share Transactions:
Shares sold:
Advisor Class	75,266	119,066
Institutional Class	6,434,240	6,620,064
Shares reinvested:
Advisor Class	106,018	81,625
Institutional Class	5,201,393	3,844,141
Shares redeemed:
Advisor Class	(364,011)	(99,781)
Institutional Class	(14,928,904)	(5,413,759)
Net increase (decrease) in capital share transactions	(3,475,998)	5,151,356

See accompanying Notes to Financial Statements.

22

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Advisor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.28	$9.71	$7.03	$8.01	$8.70
Income from Investment Operations:
Net investment income (loss)[1]	0.08	(0.19)	(0.18)	(0.07)	- [2]
Net realized and unrealized gain (loss)	(1.58)	1.72	2.86	(0.91)[6]	(0.25)
Total from investment operations	(1.50)	1.53	2.68	(0.98)	(0.25)

Less Distributions:
From net investment income	(1.90)	(1.96)	-	- [2]	(0.44)
Total distributions	(1.90)	(1.96)	-	-	(0.44)

Net asset value, end of period	$5.88	$9.28	$9.71	$7.03	$8.01

Total return[3]	(19.31)%	18.84%	38.12%	(12.18)%	(3.06)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,442	$3,971	$3,176	$3,655	$4,713

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived/recovered	2.03%[4]	1.99%[4]	2.15%[4]	2.02%[4]	2.00%[4]
After fees waived/recovered	2.03%[4]	1.99%[4]	2.15%[4]	2.01%[4]	2.01%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived/recovered	1.12%	(1.98)%	(2.14)%	(0.96)%	0.01%
After fees waived/recovered	1.12%	(1.98)%	(2.14)%	(0.95)%	0.00%

Portfolio turnover rate	5,333%[5]	0%[5]	244%[5]	4,249%[5]	5,463%[5]

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense and dividends on securities sold short had been excluded, the expenses ratios would have been lowered by 0.00% for the year ended June 30, 2023. For the prior periods, the ratios would have been lowered by 0.08%, 0.10%, 0.01% and 0.01%, respectively.
[5]	The portfolio turnover ratio was calculated in accordance with Item 13 of Form N-1A, which excludes the notional value of certain derivatives, including futures contracts, from the calculation.
[6]	An affiliate reimbursed the Fund $27,939 for losses from a trade error during the fiscal year ended June 30, 2020. This reimbursement had no impact to the Fund's total return.

23

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.34	$9.76	$7.07	$8.05	$8.74
Income from Investment Operations:
Net investment income (loss)[1]	0.09	(0.20)	(0.18)	(0.07)	- [2]
Net realized and unrealized gain (loss)	(1.59)	1.74	2.87	(0.90)[6]	(0.26)
Total from investment operations	(1.50)	1.54	2.69	(0.97)	(0.26)

Less Distributions:
From net investment income	(1.91)	(1.96)	-	(0.01)	(0.43)
Total distributions	(1.91)	(1.96)	-	(0.01)	(0.43)

Net asset value, end of period	$5.93	$9.34	$9.76	$7.07	$8.05

Total return[3]	(19.27)%	18.78%	38.05%	(12.10)%	(3.04)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$109,655	$203,382	$163,207	$121,066	$116,312

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived/recovered	1.96%[4]	1.99%[4]	2.12%	2.01%[4]	2.02%[4]
After fees waived/recovered	1.96%[4]	2.02%[4]	2.09%	2.00%[4]	2.00%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived/recovered	1.18%	(1.98)%	(2.11)%	(0.94)%	(0.01)%
After fees waived/recovered	1.18%	(2.01)%	(2.08)%	(0.93)%	0.01%

Portfolio turnover rate	5,333%[5]	0%[5]	244%	4,249%[5]	5,463%[5]

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense and dividends on securities sold short had been excluded, the expenses ratios would have been lowered by 0.00% for the year ended June 30, 2023. For the prior periods, the ratios would have been lowered by 0.08%, 0.10%, 0.01% and 0.01%, respectively.
[5]	The portfolio turnover ratio was calculated in accordance with Item 13 of Form N-1A, which excludes the notional value of certain derivatives, including futures contracts, from the calculation.
[6]	An affiliate reimbursed the Fund $27,939 for losses from a trade error during the fiscal year ended June 30, 2020. This reimbursement had no impact to the Fund's total return.
24

SilverPepper Merger Arbitrage Fund

FUND PERFORMANCE at June 30, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500® index. The performance graph above is shown for the Fund’s Institutional Class shares; Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500® index is a broad based unmanaged index representing the performance of 500 widely held common stocks. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of June 30, 2023	1 Year	5 Years	Since Inception	Inception Date
Advisor Class	3.67%	1.52%	2.58%	10/31/13
Institutional Class	3.95%	1.78%	2.83%	10/31/13
S&P 500® Index	19.59%	12.31%	12.22%	10/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Gross and net expense ratios for the Advisor Class shares were 6.28% and 4.75%, respectively, and for the Institutional Class shares were 6.08% and 4.50%, respectively, which were the amounts stated in the current prospectus dated November 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 2.00% and 1.75% of the average daily net assets of the Advisor Class and Institutional Class shares, respectively. This agreement is in effect until October 31, 2032 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

25

SilverPepper Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2023

Number of Shares		Value
	COMMON STOCKS — 34.4%
	CONSUMER DISCRETIONARY — 2.3%
7,701	iRobot Corp.*,1	$348,470
	FINANCIALS — 7.6%
17,941	Focus Financial Partners, Inc. - Class A*	942,082
12,258	Greenhill & Co., Inc.	179,579
269	Malvern Bancorp, Inc.*	4,237
1,287	Salisbury Bancorp, Inc.	30,489
		1,156,387
	HEALTH CARE — 13.6%
9,347	Horizon Therapeutics Plc*,2	961,339
28,185	IVERIC bio, Inc.*	1,108,798
		2,070,137
	REAL ESTATE — 10.9%
10,930	Life Storage, Inc. - REIT	1,453,253
14,288	Radius Global Infrastructure, Inc. - Class A*	212,891
		1,666,144
	TOTAL COMMON STOCKS
	(Cost $5,466,922)	5,241,138

Principal Amount
	CORPORATE BONDS — 2.9%
	HEALTH CARE — 0.6%
$99,000	Herbalife Nutrition Ltd. 2.625%, 3/15/20242,3	96,129
	INDUSTRIALS — 2.3%
357,000	Kaman Corp. 3.250%, 5/1/20243	345,576
	TOTAL CORPORATE BONDS
	(Cost $438,400)	441,705

Number of Shares
	PREFERRED STOCKS — 14.1%
	INDUSTRIALS — 0.3%
519	RBC Bearings, Inc., 5.000%3	55,390
	TECHNOLOGY — 11.8%
4,587	Clarivate PLC, 5.250%2,3	188,296
5,893	Coherent Corp., 6.000%3	1,324,452
6,014	Sabre Corp., 6.500%3	281,576
		1,794,324
26

SilverPepper Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	UTILITIES — 2.0%
3,753	AES Corp., 6.875%3	$306,038
38	NextEra Energy, Inc., 6.219%3	1,866
		307,904
	TOTAL PREFERRED STOCKS
	(Cost $2,325,096)	2,157,618
	WARRANTS — 0.0%
	HEALTH CARE — 0.0%
4,891	Akouos, Inc., Expiration Date: December 5, 2024*,4	—
60,475	Supernus Pharmaceuticals, Inc., Expiration Date: December 31, 2025*,4	—
60,475	Supernus Pharmaceuticals, Inc., Expiration Date: December 31, 2025*,4	—
		—
	MATERIALS — 0.0%
551	Resolute Forest Products, Inc., Expiration Date: December 31, 2025*,4	—
	TOTAL WARRANTS
	(Cost $0)	—

Principal Amount
	SHORT-TERM INVESTMENTS — 35.0%
$5,330,617	Goldman Sachs Government Fund, 5.02%5	5,330,617
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $5,330,617)	5,330,617
	TOTAL INVESTMENTS — 86.4%
	(Cost $13,561,035)	13,171,078
	Other Assets in Excess of Liabilities — 13.6%	2,081,153
	TOTAL NET ASSETS — 100.0%	$15,252,231

Number of Shares
	SECURITIES SOLD SHORT — (21.6)%
	COMMON STOCKS — (21.6)%
	FINANCIALS — (0.2)%
(207)	First Bank/Hamilton NJ	(2,149)
(959)	NBT Bancorp, Inc.	(30,544)
		(32,693)
	INDUSTRIALS — (0.2)%
(133)	RBC Bearings, Inc.*	(28,924)
	REAL ESTATE — (9.5)%
(9,783)	Extra Space Storage, Inc. - REIT	(1,456,200)
27

SilverPepper Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	TECHNOLOGY — (10.9)%
(13,713)	Clarivate PLC*,2	$(130,685)
(26,238)	Coherent Corp.*	(1,337,613)
(58,786)	Sabre Corp.*	(187,527)
		(1,655,825)
	UTILITIES — (0.8)%
(5,965)	AES Corp.	(123,654)
(10)	NextEra Energy, Inc.	(742)
		(124,396)
	TOTAL COMMON STOCKS
	(Proceeds $3,537,167)	(3,298,038)
	WRITTEN OPTIONS CONTRACTS — 0.0%
	TECHNOLOGY — 0.0%
(3)	Sabre Corp.*,4	—
	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $218)	—
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $3,537,385)	$(3,298,038)

REIT – Real Estate Investment
PLC – Public Limited Company

*	Non-income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $346,932, which represents 2.3% of total net assets of the Fund.
[2]	Foreign security denominated in U.S. Dollars.
[3]	Convertible security.
[4]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.00% of Net Assets. The total value of these securities is $0.
[5]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

28

SilverPepper Merger Arbitrage Fund

SUMMARY OF INVESTMENTS

As of June 30, 2023

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Health Care	13.6%
Real Estate	10.9%
Financials	7.6%
Consumer Discretionary	2.3%
Total Common Stocks	34.4%
Preferred Stocks
Technology	11.8%
Utilities	2.0%
Industrials	0.3%
Total Preferred Stocks	14.1%
Corporate Bonds
Industrials	2.3%
Health Care	0.6%
Total Corporate Bonds	2.9%
Warrants
Health Care	0.0%
Materials	0.0%
Total Warrants	0.0%
Short-Term Investments	35.0%
Total Investments	86.4%
Other Assets in Excess of Liabilities	13.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

29

SilverPepper Merger Arbitrage Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2023

Assets:
Investments, at value (cost $13,561,035)	$13,171,078
Cash segregated as collateral for securities sold short	310,888
Cash deposited with brokers for securities sold short	4,006,632
Receivables:
Investment securities sold	1,210,627
Dividends and interest	40,107
Due from Advisor	3,021
Prepaid expenses	8,711
Total assets	18,751,064

Liabilities:
Securities sold short, at value (proceeds $3,537,167)	3,298,038
Written options contracts, at value (proceeds $218)	-
Payables:
Investment securities purchased	130,211
Fund shares redeemed	9,838
Shareholder servicing fees (Note 6)	1,453
Fund administration fees	3,489
Fund accounting fees	8,285
Transfer agent fees and expenses (Note 2)	5,857
Custody fees	3,065
Auditing fees	17,486
Trustees' deferred compensation (Note 3)	10,957
Trustees' fees and expenses	2,735
Chief Compliance Officer fees	1,217
Accrued other expenses	6,202
Total liabilities	3,498,833

Net Assets	$15,252,231

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$15,873,453
Total distributable earnings (accumulated deficit)	(621,222)
Net Assets	$15,252,231

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$297,042
Shares of beneficial interest issued and outstanding	26,301
Redemption price per share	$11.29

Institutional Class Shares:
Net assets applicable to shares outstanding	$14,955,189
Shares of beneficial interest issued and outstanding	1,292,343
Redemption price per share	$11.57

See accompanying Notes to Financial Statements.

30

SilverPepper Merger Arbitrage Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2023

Investment Income:
Dividends (net of foreign witholding taxes of $11)	$187,865
Interest	239,427
Total investment income	427,292

Expenses:
Advisory fees	201,525
Fund accounting fees	53,065
Interest and dividends on securities sold short	41,307
Fund administration fees	37,168
Registration fees	34,103
Transfer agent fees and expenses	28,854
Chief Compliance Officer fees	22,327
Legal fees	20,502
Auditing fees	17,488
Custody fees	12,242
Trustees' fees and expenses	10,425
Shareholder reporting fees	5,390
Miscellaneous	4,897
Insurance fees	3,477
Sub-transfer agent fees and expenses - Institutional Class	2,384
Shareholder servicing fees - Advisor Class (Note 6)	826
Total expenses	495,980
Advisor Fees waived	(175,101)
Sub-transfer agent fees and expenses - Institutional Class waived	(2,384)
Net expenses	318,495
Net investment income (loss)	108,797

Realized and Unrealized Gain (Loss):
and Foreign Currency:
Net realized gain (loss) on:
Investments	326,886
Securities sold short	258,254
Written options contracts	806
Net realized gain	585,946
Net change in unrealized appreciation/depreciation on:
Investments	(280,158)
Securities sold short	113,861
Written options contracts	218
Net change in unrealized appreciation/depreciation	(166,079)
Net realized and unrealized gain (loss)
and foreign currency	419,867
Net Increase (Decrease) in Net Assets from Operations	$528,664

See accompanying Notes to Financial Statements.

31

SilverPepper Merger Arbitrage Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$108,797	$(211,566)
Net realized gain (loss) on investments, securities sold short and written options	585,946	797,745
Net change in unrealized appreciation/depreciation on investments, securities sold short and written options	(166,079)	(133,091)
Net increase (decrease) in net assets resulting from operations	528,664	453,088

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	5,000	182,798
Institutional Class	8,557,579	1,111,812
Cost of shares redeemed:
Advisor Class	(269,468)	(47,515)
Institutional Class	(4,172,941)	(4,632,721)
Net increase (decrease) in net assets from capital transactions	4,120,170	(3,385,626)

Total increase (decrease) in net assets	4,648,834	(2,932,538)

Net Assets:
Beginning of period	10,603,397	13,535,935
End of period	$15,252,231	$10,603,397

Capital Share Transactions:
Shares sold:
Advisor Class	450	16,848
Institutional Class	758,803	101,187
Shares redeemed:
Advisor Class	(24,607)	(4,406)
Institutional Class	(369,505)	(423,640)
Net increase (decrease) in capital share transactions	365,141	(310,011)

See accompanying Notes to Financial Statements.

32

SilverPepper Merger Arbitrage Fund

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2023

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$528,664
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchase of long-term investments	(41,309,658)
Sales of long-term investments	42,374,709
Proceeds from securities sold short	5,883,302
Cover short securities	(2,948,444)
Proceeds from written options	1,024
Purchase of short-term investment securities, net	(4,101,410)
Increase in receivables for securities sold	(1,206,387)
Increase in dividends and interest receivables	(38,995)
Increase in other assets	(1,837)
Increase in payables for securities purchased	110,832
Decrease in dividends on securities sold short payable and interest expense	(3,705)
Decrease in accrued expenses	(17,239)
Net realized gain	(550,616)
Net change in unrealized appreciation/depreciation	166,079
Net accreation/amortization	(11,766)
Net cash used for operating activities	(1,125,447)

Cash flows provided by (used for) financing activities:
Proceeds from sale of shares	8,562,859
Redemption of shares, net of redemption fees	(4,432,571)
Net cash provided by financing activities	4,130,288

Net increase in cash	3,004,841

Cash and cash equivalents:
Beginning cash balance	-
Beginning cash held at broker	1,312,679
Total beginning cash and cash equivalents	1,312,679

Ending cash balance	310,888
Ending cash held at broker	4,006,632
Total cash and cash equivalents	$4,317,520

See accompanying Notes to Financial Statements.

33

SilverPepper Merger Arbitrage Fund

FINANCIAL HIGHLIGHTS

Advisor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.89	$10.52	$10.17	$10.99	$11.05
Income from Investment Operations:
Net investment income (loss)[1]	0.05	(0.23)	(0.12)	(0.14)	(0.14)
Net realized and unrealized gain (loss)	0.35	0.60	0.47	(0.30)	0.29
Total from investment operations	0.40	0.37	0.35	(0.44)	0.15

Less Distributions:
From net realized gain	-	-	-	(0.38)	(0.21)

Net asset value, end of period	$11.29	$10.89	$10.52	$10.17	$10.99

Total return[2]	3.67%	3.52%	3.44%	(4.21)%	1.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$297	$550	$400	$1,499	$3,135

Ratio of expenses to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived and expenses absorbed	3.48%[3]	6.53%[3]	3.43%[3]	3.20%[3]	3.00%[3]
After fees waived and expenses absorbed	2.33%[3,4]	4.99%[3]	2.80%[3]	3.23%[3]	3.06%[3]

Ratio of net investment income (loss) to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived and expenses absorbed	(0.68)%	(3.70)%	(1.82)%	(1.24)%	(1.23)%
After fees waived and expenses absorbed	0.47%	(2.16)%	(1.19)%	(1.27)%	(1.29)%

Portfolio turnover rate	381%	291%	428%	342%	419%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been higher/lower had expenses not been recovered/waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	If interest expense, dividends on securities sold short, and broker fees had been excluded, the expense ratios would have been lowered by 0.27% for the year ended June 30, 2023. For the prior periods, the ratios would have been lowered by 2.75%, 0.56%, 0.99% and 0.82%, respectively.
[4]	Effective November 1, 2022, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.99% of average daily net assets of the Fund. Prior to November 1, 2022, the annual operating expense limitation was 2.24%.

See accompanying Notes to Financial Statements.

34

SilverPepper Merger Arbitrage Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.13	$10.72	$10.35	$11.15	$11.17
Income from Investment Operations:
Net investment income (loss)[1]	0.08	(0.21)	(0.10)	(0.11)	(0.12)
Net realized and unrealized gain (loss)	0.36	0.62	0.47	(0.31)	0.31
Total from investment operations	0.44	0.41	0.37	(0.42)	0.19

Less Distributions:
From net realized gain	-	-	-	(0.38)	(0.21)

Net asset value, end of period	$11.57	$11.13	$10.72	$10.35	$11.15

Total return[2]	3.95%	3.82%	3.57%	(3.96)%	1.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,955	$10,054	$13,136	$47,905	$59,821

Ratio of expenses to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived and expenses absorbed	3.25%[3]	6.33%[3]	3.28%[3]	3.04%[3]	2.84%[3]
After fees waived and expenses absorbed	2.08%[3,4]	4.74%[3]	2.55%[3]	2.98%[3]	2.81%[3]

Ratio of net investment income (loss) to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived and expenses absorbed	(0.45)%	(3.50)%	(1.67)%	(1.08)%	(1.07)%
After fees waived and expenses absorbed	0.72%	(1.91)%	(0.94)%	(1.02)%	(1.04)%

Portfolio turnover rate	381%	291%	428%	342%	419%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been higher/lower had expenses not been recovered/waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	If interest expense, dividends on securities sold short, and broker fees had been excluded, the expense ratios would have been lowered by 0.27% for the year ended June 30, 2023. For the prior periods, the ratios would have been lowered by 2.75%, 0.56%, 0.99% and 0.82%, respectively.
[4]	Effective November 1, 2022, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.75% of average daily net assets of the Fund. Prior to November 1, 2022, the annual operating expense limitation was 1.99%.

See accompanying Notes to Financial Statements.

35

SilverPepper Long/Short Emerging Markets Currency Fund

FUND PERFORMANCE at June 30, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Bloomberg U.S. Treasury Bills: 1-3 Months Index. The performance graph above is shown for the Fund’s Institutional Class shares. Results include the reinvestment of all dividends and capital gains.

The Bloomberg U.S. Treasury Bills: 1-3 Months Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Total Returns as of June 30, 2023	3 Months (Actual)	6 Months (Actual)	Since Inception (Cumulative)	Inception Date
Institutional Class	6.38%	1.70%	1.70%	12/28/22
Bloomberg U.S. Treasury Bills: 1-3 Months Index	1.22%	2.33%	2.34%	12/28/22

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Gross and net expense ratios for the Institutional Class shares were 2.01% and 1.85%, respectively, which were the amounts stated in the current prospectus dated November 1, 2022. For the Fund’s current period ended June 30, 2023 ratios, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.85% of the average daily net assets of the Institutional Class shares. This agreement is in effect until October 31, 2032 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

36

SilverPepper Long/Short Emerging Markets Currency Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2023

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 85.9%
$873,993	Goldman Sachs Government Fund, 5.02%[1]	$873,993
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $873,993)	873,993
	TOTAL INVESTMENTS — 85.9%
	(Cost $873,993)	873,993
	Other Assets in Excess of Liabilities — 14.1%	142,896
	TOTAL NET ASSETS — 100.0%	$1,016,889

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

37

SilverPepper Long/Short Emerging Markets Currency Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

FORWARD FOREIGN CURRENCY CONTRACTS

Purchase Contracts	Counterparty	Currency Exchange	Settlement Date	Currency Amount Sold	Notional Value	Value at June 30, 2023	Unrealized Appreciation (Depreciation)
Brazilian Real	Marex Spectron	BRL per USD	September 20, 2023	4,418,550	$900,000	$909,134	$9,134
Indian Rupee	Marex Spectron	INR per USD	September 20, 2023	74,187,000	900,000	901,616	1,616
					$1,800,000	$1,810,750	$10,750

Sales Contracts	Counterparty	Currency Exchange	Settlement Date	Currency Amount Sold	Notional Value	Value at June 30, 2023	Unrealized Appreciation (Depreciation)
Chinese Yuan Renminbi	Marex Spectron	CNH per USD	September 20, 2023	6,364,800	$900,000	$881,801	$18,199

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS					$2,700,000	$2,692,551	$28,949

BRL - Brazilian Real

CNH - Chinese Yuan Renminbi

INR - Indian Rupee

USD - United States Dollar

See accompanying Notes to Financial Statements.

38

SilverPepper Long/Short Emerging Markets Currency Fund

SUMMARY OF INVESTMENTS

As of June 30, 2023

Security Type/Industry	Percent of Total Net Assets
Short-Term Investments	85.9%
Total Investments	85.9%
Other Assets in Excess of Liabilities	14.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

39

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2023

Assets:
Investments, at value (cost $873,993)	$873,993
Cash	25,000
Cash deposited with brokers for forward foreign currency contracts	90,421
Receivables:
Unrealized appreciation on forward foreign currency exchange contracts	28,949
Dividends and interest	3,631
Prepaid expenses	42,063
Prepaid offering costs	12,459
Total assets	1,076,516

Liabilities:
Payables:
Advisory Fees	24,534
Fund administration fees	379
Fund accounting fees	744
Transfer agent fees and expenses (Note 2)	945
Custody fees	951
Auditing fees	15,000
Offering costs	13,930
Trustees' deferred compensation (Note 3)	1,816
Chief Compliance Officer fees	382
Trustees' fees and expenses	300
Accrued other expenses	646
Total liabilities	59,627

Net Assets	$1,016,889

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,000,000
Total distributable earnings (accumulated deficit)	16,889
Net Assets	$1,016,889

Maximum Offering Price per Share:
Institutional Class Shares:
Net assets applicable to shares outstanding	$1,016,889
Shares of beneficial interest issued and outstanding	100,000
Redemption price per share	$10.17

See accompanying Notes to Financial Statements.

40

SilverPepper Long/Short Emerging Markets Currency Fund

STATEMENT OF OPERATIONS

For the Period December 28, 2022* through June 30, 2023

Investment Income:
Interest	$17,982
Total investment income	17,982

Expenses:
Auditing fees	15,000
Registration fees	13,431
Fund accounting fees	12,350
Offering Cost	12,671
Fund administration fees	11,594
Legal fees	10,721
Chief Compliance Officer fees	9,424
Transfer agent fees and expenses	5,968
Advisory fees	5,942
Trustees' fees and expenses	5,805
Shareholder reporting fees	5,208
Custody fees	2,302
Insurance fees	1,521
Miscellaneous	3,504
Total expenses	115,441
Advisor Fees waived	(5,942)
Other expenses absorbed	(100,336)
Net expenses	9,163
Net investment income (loss)	$8,819

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Forward foreign currency exchange contracts	(20,704)
Foreign currency transactions	(175)
Net realized gain	(20,879)
Net change in unrealized appreciation/depreciation on:
Forward foreign currency exchange contracts	28,949
Net change in unrealized appreciation/depreciation	28,949
Net realized and unrealized gain (loss)	8,070

Net Increase (Decrease) in Net Assets from Operations	$16,889

*	Commencement of operations.

See accompanying Notes to Financial Statements.

41

SilverPepper Long/Short Emerging Markets Currency Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period December 28, 2022* through June 30, 2023
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$8,819
Net realized gain (loss) on forward foreign currency exchange contracts	(20,879)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	28,949
Net increase (decrease) in net assets resulting from operations	16,889

Capital Transactions:
Net proceeds from shares sold:
Institutional Class	1,000,000
Net increase (decrease) in net assets from capital transactions	1,000,000

Total increase (decrease) in net assets	1,016,889

Net Assets:
Beginning of period	-
End of period	$1,016,889

Capital Share Transactions:
Shares sold:
Institutional Class	100,000
Net increase (decrease) in capital share transactions	100,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

42

SilverPepper Long/Short Emerging Markets Currency Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout the period.

For the Period December 28, 2022* through June 30, 2023
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income (loss)	0.09
Net realized and unrealized gain (loss)	0.08
Total from investment operations	0.17

Net asset value, end of period	$10.17

Total return[1]	1.70%[2]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,017

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	23.29%[3]
After fees waived and expenses absorbed	1.85%[3]

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(19.66)%[3]
After fees waived and expenses absorbed	1.78%[3]

Portfolio turnover rate	0%[2]

*	Commencement of operations.

[1]	Total returns would have been higher/lower had expenses not been recovered/waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[2]	Not annualized.

[3]	Annualized.

See accompanying Notes to Financial Statements.

43

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2023

Note 1 – Organization

SilverPepper Commodity Strategies Global Macro Fund (‘‘Commodity Strategies Global Macro Fund’’), SilverPepper Merger Arbitrage Fund (“Merger Arbitrage Fund”), and SilverPepper Long/Short Emerging Markets Currency Fund (“Long/Short Emerging Markets Currency Fund”), (each a “Fund” and collectively the “Funds”) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Commodity Strategies Global Macro Fund and Long/Short Emerging Markets Currency Fund are classified as diversified Funds and Merger Arbitrage Fund is classified as a non-diversified Fund.

The Commodity Strategies Global Macro Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock and bond markets. The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The Merger Arbitrage Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock market. The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The Long/Short Emerging Markets Currency Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock and bond markets. The Fund commenced investment operations on December 28, 2022, with one class of shares, Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(a) Consolidation of Subsidiary

The Commodity Strategies Global Macro Fund may invest up to 25% of its total assets in the Subsidiary, SilverPepper Commodity Holdings, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of the SilverPepper Commodity Strategies Global Macro Fund and SilverPepper Commodity Holdings. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by SilverPepper LLC and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Subsidiary will generally invest in derivatives, including swaps, commodity interests and other investments intended to serve as margin or collateral for futures positions and swap positions. The inception date of the Subsidiary was October 31, 2013. The Funds’ advisor is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator with respect to the Commodities Strategies Global Macro Fund (Pool ID P094777) and the SilverPepper Commodity Holdings (Pool ID P094865). As of June 30, 2023, total assets of the Fund were $119,087,518, of which $31,318,453, or approximately 26.3%, represented the Fund’s ownership of the shares of the Subsidiary.

44

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

(b) Exemptive Relief

Pursuant to an exemptive order received from the SEC, the Advisor is permitted, subject to Board approval and shareholder approval of the Funds’ use of this exemptive order, to enter into or materially amend sub-advisory agreements with existing or new unaffiliated sub-advisors for each Fund without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, each Fund is required to notify shareholders of the retention of a new sub-advisor within 90 days of the hiring of the new sub-advisor. In addition, the Exemptive Relief permits the Funds to make modified disclosures regarding their sub-advisory fees.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must use fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

(b) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

45

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Forward Foreign Currency Exchange Contracts

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

(d) Options Contracts

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e) Futures Contracts

The Commodity Strategies Global Macro Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. The Commodity Strategies Global Macro Fund intends primarily to invest in futures contracts and options on them through the Subsidiary. The Merger Arbitrage Fund may use index and other futures contracts and may use options on futures contracts. A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial, agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

46

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund. The Subsidiary may enter into agreements with certain parties which may lower margin deposits and mitigate some of the risks of being required to deliver, or receive, the physical commodity.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Exposure to the commodities markets (including financial futures markets) through investments in futures may subject the Commodity Strategies Global Macro Fund to greater volatility than cash market investments in securities. Prices of commodities and related contracts may fluctuate significantly and unpredictably over short periods for a variety of reasons, including changes in interest rates, overall market movements, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

(f) Futures Options

The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes.  A futures option gives the holder the right, in return for the premium paid or received, to assume a long position (purchase) or short position (write) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. When the Funds purchase or write an option, an amount equal to the premium paid or received by the Funds is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option purchased or written.  Premiums paid or received from purchasing or writing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions.    The Funds, as a purchaser of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.  The Funds, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option.

47

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

(g) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(h) Short-Term Investments

The Merger Arbitrage Fund and Long/Short Emerging Markets Currency Fund may invest a significant amount (35.0% and 85.9%, respectively as of June 30, 2023) in the Goldman Sachs Government Fund. The Goldman Sachs Government Fund acts as a bank deposit for the Fund, providing an interest-bearing account for short-term investment purposes. This investment vehicle is not publicly traded on open markets. Accounting Standards Codification Topic 825, Financial Instruments identifies this situation as a concentration of credit risk requiring disclosure, regardless of degree of risk.  The risk is managed by monitoring the financial institution in which the deposits are made.

(i) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees and certain transfer agent fees and expenses discussed below, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

48

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

The Long/Short Emerging Markets Currency Fund incurred offering costs of approximately $25,130, which are being amortized over a one-year period from December 28, 2022 (commencement of operations).

(j) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the years ended June 30, 2020-23, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k) Distributions to Shareholders

The Funds will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(l) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with SilverPepper LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor. For the Commodities Strategies Global Macro Fund, the Merger Arbitrage Fund, and the Long/Short Emerging Markets Currency Fund, the Funds pay the Advisor at the annual rate of 1.50%, 1.25% and 1.20%, respectively, of each Fund’s respective average daily net assets. Prior to November 1, 2022, the Merger Arbitrage Fund paid the Advisor at the annual rate of 1.50% of the Fund’s average daily net assets. The Advisor has engaged Galtere Inc. (“Galtere Sub-Advisor”) to manage the Commodity Strategies Global Macro Fund and pays the Galtere Sub-Advisor from its advisory fees. The Advisor has engaged Chicago Capital Management, LLC (“Chicago Capital Sub-Advisor”) to manage the Merger Arbitrage Fund and pays the Chicago Capital Sub-Advisor from its advisory fees. The Advisor has engaged Absolute Return Strategies Ltd. (“Absolute Return Sub-Advisor”) to manage the Long/Short Emerging Markets Currency Fund and pays Absolute Return Sub-Advisor from its advisory fees. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of Advisor Class shares and Institutional Class shares of the Commodity Strategies Global Macro Fund, 2.00% and 1.75% of the average daily net assets of Advisor Class shares and Institutional Class shares of the Merger Arbitrage Fund, and 1.85% of the average daily net assets of Institutional Class Shares of the Long/Short Emerging Markets Currency Fund. This agreement is in effect until October 31, 2032, and may be terminated or amended prior to the end of the term with the approval of the Trust’s Board of Trustees. Prior to November 1, 2022, the Adviser had agreed to limit the total expenses of the Fund to an annual rate of 2.24% and 1.99% of the average net assets of the Merger Arbitrage Fund’s Advisor Class and Institutional Class shares, respectively.

49

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

The Advisor also is the investment advisor for the Subsidiary. Effective November 1, 2017, the Commodity Strategies Global Macro Fund’s Board of Trustees amended this undertaking to remove the management fee paid at the annual rate of 1.50% of the subsidiary’s average daily net assets. Prior to November 1, 2017, the Subsidiary agreed to pay the Advisor a management fee at the annual rate of 1.50% of the Subsidiary’s average daily net assets. Also, prior to November 1, 2017, the Advisor contractually agreed, for so long as the Commodity Strategies Global Macro Fund invests in the Subsidiary, to waive the management fee it received from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary.

For the Merger Arbitrage Fund, the Advisor waived fees of $3,793 from the Advisor Class shares, $173,692 from the Institutional Class shares, and $2,384 attributable to the Institutional Class shares’ sub-transfer agency expenses. For the Long/Short Emerging Markets Currency Fund, the Advisor waived fees of $106,278 from the Institutional Class shares. The Advisor is permitted to seek reimbursement from each Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of the following amounts no later than June 30, of the years stated below:

	Merger Arbitrage Fund
	Advisor Class	Institutional Class	Total
2024	$6,845	$152,850	$159,695
2025	6,021	168,635	174,656
2026	3,793	173,692	177,485
Total	$16,659	$495,177	$511,836

50

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Long/Short Emerging Markets Currency Fund
Institutional Class
2026	$106,278
Total	$106,278

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the period ended June 30, 2023, are reported on the Statement of Operations.

The Commodity Strategies Global Macro Fund and Merger Arbitrage Fund each have a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the period ended June 30, 2023, the total fees reduced by earning credits were $0 and $0, for the Commodity Strategies Global Macro Fund and Merger Arbitrage Fund, respectively.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

For the period ended June 30, 2023, UMBFS received transfer agent fees as follows:

Transfer agent fees paid to UMBFS
Commodity Strategies Global Macro Fund	$42,779
Merger Arbitrage Fund	28,854
Long/Short Emerging Markets Currency Fund	5,968

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the period ended June 30, 2023, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the period ended June 30, 2023, are reported on the Statement of Operations.

51

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Note 4 – Federal Income Taxes

At June 30, 2023, gross unrealized appreciation and depreciation on investments owned by the Funds and securities sold short, based on cost for federal income tax purposes were as follows:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund	Long/Short Emerging Markets Currency Fund
Cost of investments	$79,577,604	$10,029,142	$873,993

Gross unrealized appreciation	$88,865	$659,736	$-
Gross unrealized depreciation	(23,874)	(815,838)	-
Net unrealized appreciation/(depreciation) on investments	$64,991	$(156,102)	$-

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferral.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2023, permanent differences in book and tax accounting have been reclassified to paid in capital, and total distributable earnings (loss) as follows:

	Paid-in Capital	Total Distributable Earnings (Loss)
Commodity Strategies Global Macro Fund	$5,695,778	$(5,695,778)
Merger Arbitrage Fund	(13,404)	13,404
Long/Short Emerging Markets Currency Fund	-	-

As of June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund	Long/Short Emerging Markets Currency Fund
Undistributed ordinary income	$950,299	$-	$-
Undistributed long-term capital gains	-	-	-
Tax accumulated earnings	950,299	-	-
Accumulated capital and other losses	(5,518,355)	(454,163)	(10,244)
Unrealized appreciation (depreciation) on investments	64,991	(156,102)	-
Other differences	21,842,576	-	-
Unrealized appreciation(depreciation) on forward foreign currency contracts	-	-	28,949
Unrealized Deferred Compensation	(12,340)	(10,957)	(1,816)
Total accumulated earnings (deficit)	$17,327,171	$(621,222)	$16,889

“Other differences” in the above table are primarily attributable to non-deductible expenses, net operating losses, unrealized appreciation/(depreciation) on short positions and other adjustments at the Subsidiary level. These differences may or may not be utilized in future tax years.

52

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

At June 30, 2023, the Funds had accumulated capital loss carryforwards as follows:

	Not Subject to Expiration:
Fund	Short-Term	Long-Term	Total
Commodity Strategies Global Macro Fund	$-	$5,518,355	$5,518,355
Merger Arbitrage Fund	356,887	97,276	454,163
Long/Short Emerging Markets Currency Fund	10,244	-	10,244

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022 were as follows:

	Commodity Strategies Global Macro Fund		Merger Arbitrage Fund		Long/Short Emerging Markets Currency Fund
	2023	2022	2023	2022	2023	2022
Distributions paid from:
Ordinary income	$37,251,954	$31,942,318	$-	$-	$-	$-
Net long-term capital gains	-	-	-	-	-	-
Total taxable distributions	37,251,954	31,942,318	-	-	-	-
Total distributions paid	$37,251,954	$31,942,318	$-	$-	$-	$-

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation. If the Subsidiary were treated as engaged in the conduct of a trade or business in the United States, the Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of such trade or business (“effectively connected income”). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Commodity Strategies Global Macro Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. Similarly, proposed regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal income tax on the Subsidiary’s effectively connected income could significantly reduce the Commodity Strategies Global Macro Fund’s returns.

Note 5 – Investment Transactions

The Commodity Strategies Global Macro Fund’s primary strategy consists of investing in both long and short positions in an array of asset classes and investment instruments located anywhere in the world. For the period ended June 30, 2023, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts and options contracts, were $11,195,511 and $11,762,015, respectively. Securities sold short and short securities covered were $3,170,633 and $3,026,834, respectively, for the same period. There were also physical gold purchases and sales of $14,339,068 and $14,388,241, respectively, for the same period.

53

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

The Merger Arbitrage Fund’s primary strategy consists of buying the publicly-traded common stock or preferred stock of a company that is involved in a significant corporate event, such as a merger or acquisition. For the period ended June 30, 2023, purchases and sales of investments, excluding short-term investments, were $41,309,662 and $42,374,710, respectively. Securities sold short and short securities covered were $5,883,302 and $2,948,444, respectively, for the same period.

The Long/Short Emerging Markets Currency Fund’s primary strategy consists of investing in both long and short positions in a select number of currencies of emerging market countries. For the period ended June 30, 2023, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts and options contracts, were $0 and $0, respectively.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Commodity Strategies Global Macro Fund and the Merger Arbitrage Fund’s, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets of the Advisor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period ended June 30, 2023, shareholder servicing fees incurred by the Funds are disclosed on the Statement of Operations.

Note 7 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

54

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2023, in valuing the Funds’ assets carried at fair value:

Commodity Strategies Global Macro Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
U.S. Government and Agencies	$-	$79,427,120	$-	$79,427,120
Short-Term Investments	871,915	-	-	871,915
Total Investments	871,915	79,427,120	-	80,299,035
Purchased Options Contracts	3,764,406	2,408,364	-	6,172,770
Total Investments and Options	4,636,321	81,835,484	-	86,471,805
Other Financial Instruments*
Futures Contracts	3,369,986	-	-	3,369,986
Total Assets	$8,006,307	$81,835,484	$-	$89,841,791

Liabilities
Investments
Written Options Contracts	$2,267,363	$235,340	$-	$2,502,703
Total Investments	2,267,363	235,340	-	2,502,703
Other Financial Instruments*
Futures Contracts	8,004,018	-	-	8,004,018
Total Liabilities	$10,271,381	$235,340	$-	$10,506,721

55

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Merger Arbitrage Fund	Level 1	Level 2	Level 3	Total
Assets
Investments
Common Stocks[1]	$5,241,138	$-	$-	$5,241,138
Corporate Bonds[1]	-	441,705	-	441,705
Preferred Stocks[1]	2,157,618	-	-	2,157,618
Warrants[1]	-	-	0	0
Short-Term Investments	5,330,617	-	-	5,330,617
Total Assets	$12,729,373	$441,705	$0	$13,171,078

Liabilities
Investments
Securities Sold Short
Common Stocks[1]	$3,298,038	$-	$-	$3,298,038
Written Options Contracts	0	-	-	0
Total Liabilities	$3,298,038	$-	$-	$3,298,038

Long/Short Emerging Markets Currency Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Short-Term Investments	$873,993	$-	$-	$873,993
Total Investments	$873,993	$-	$-	$873,993
Other Financial Instruments*
Forward Foreign Currency
Contracts	-	28,949	-	28,949
Total Assets	$873,993	$28,949	$-	$902,942

*	Other financial instruments are derivative instruments such as futures contracts and forward contracts. Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.
**	The Fund did not hold any Level 3 securities at period end.

[1]	For a detailed break-out of common stocks, corporate bonds, preferred stocks and warrants, please refer to the Schedule of Investments.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

56

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Note 9 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Commodity Strategies Global Macro Fund invested in options contracts, futures contracts and forward contracts during the period ended June 30, 2023. The Merger Arbitrage Fund Invested in written option contracts. The Long/Short Emerging Markets Currency Fund invested in forward foreign currency contracts.

The effects of these derivative instruments on the Funds’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments, as of June 30, 2023, by risk category are as follows:

	Commodity Strategies Global Macro Fund
	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Commodity contracts	Purchased options contracts, at value	$5,957,295	Written options contracts, at value	$2,502,703
	Variation margin	3,304,336	Variation margin	7,654,987
Equity contracts	Purchased options contracts, at value	80,913	Written options contracts, at value	-
	Variation margin	-	Variation margin	44,646
Foreign exchange contracts	Purchased options contracts, at value	134,562	Written options contracts, at value	-
	Variation margin	65,651	Variation margin	304,386
	Unrealized appreciation on forward foreign currency exchange contracts	-	Unrealized depreciation on forward foreign currency exchange contracts	-
Total		$9,542,757		$10,506,722

57

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

	Merger Arbitrage Fund
	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$-	Written options contracts, at value	$0
Total		$-		$0

	Long/Short Emerging Markets Currency Fund
	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$28,949	Unrealized depreciation on forward foreign currency exchange contracts	$-
Total		$28,949		$-

The effects of the derivative instruments on the Statement of Operations for the period ended June 30, 2023 are as follows:

Commodity Strategies Global Macro Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$(121,368,293)	$63,426,915	$27,964,527	$-	$(29,976,851)
Equity contracts	(10,763,974)	6,429,549	2,961,929	-	(1,372,496)
Foreign exchange contracts	(2,373,051)	1,248,499	134,560	(165,689)	(1,155,681)
Total	$(134,505,318)	$71,104,963	$31,061,016	$(165,689)	$(32,505,028)

58

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Merger Arbitrage Fund

Derivatives not designated as hedging instruments	Written Options Contracts
Equity contracts	$806

Long/Short Emerging Markets Currency Fund

Derivatives not designated as hedging instruments	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(20,704)

Commodity Strategies Global Macro Fund

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$1,362,608	$(5,207,766)	$(896,537)	$-	$(4,741,695)
Equity contracts	19,548	(135,513)	-	-	(115,965)
Foreign exchange contracts	7,463	(95,428)	-	199,091	111,126
Total	$1,389,619	$(5,438,707)	$(896,537)	$199,091	$(4,746,534)

Merger Arbitrage Fund

Derivatives not designated as hedging instruments	Written Options Contracts
Equity contracts	$218

Long/Short Emerging Markets Currency Fund

Derivatives not designated as hedging instruments	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$28,949

59

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

The quarterly average volumes of derivative instruments held by the Funds as of June 30, 2023, are as follows:

Commodity Strategies Global Macro Fund
Derivatives not designated as hedging instruments		Notional Value
Commodity contracts	Purchased options contracts	$305,567,613
	Long futures contracts	226,718,826
	Short futures contracts	(43,781,273)
	Written options contracts	(52,187,250)
Equity contracts	Purchased options contracts	16,351,250
	Long futures contracts	112,359
	Short futures contracts	(1,791,848)
	Written options contracts	(7,077,000)
Foreign exchange contracts	Purchased options contracts	24,465,500
	Long futures contracts	9,390,516
	Long forward foreign currency exchange contracts	2,585,734
	Short forward foreign currency exchange contracts	(158,920)
	Written options contracts	(1,350,000)

Merger Arbitrage Fund
Derivatives not designated as hedging instruments		Notional Value
Equity contracts	Written options contracts	$(7,200)

Long/Short Emerging Markets Currency Fund
Derivatives not designated as hedging instruments		Notional Value
Foreign exchange contracts	Long forward foreign currency exchange contracts	$1,804,737
	Short forward foreign currency exchange contracts	(600,000)

Note 10 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented for Commodity Strategies Global Macro Fund.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

60

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

The Long/Short Emerging Markets Currency Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on forward foreign currency exchange contracts – liability payable	Marex Spectron	$28,949	$-	$-	$28,949

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Funds may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

61

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Note 12 – New Accounting Pronouncement

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds have adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Note 13 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

62

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of SilverPepper Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of the SilverPepper Commodity Strategies Global Macro Fund and statements of assets and liabilities of SilverPepper Merger Arbitrage Fund and SilverPepper Long/Short Emerging markets Currency Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), as of June 30, 2023, the related statements of operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), and with respect to SilverPepper Merger Arbitrage Fund the statement of cash flows, the statements of changes in net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of SilverPepper Commodity Strategies Global Macro Fund and the financial position of the SilverPepper Merger Arbitrage Fund and SilverPepper Long/Short Emerging Markets Currency Fund as of June 30, 2023, the results of their operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), and with respect to SilverPepper Merger Arbitrage Fund cash flows, the changes in their net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), and their financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting SilverPepper Funds	Statement of operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund)	Statement of Cash Flows	Statements of changes in net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund)	Financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund)
SilverPepper Commodity Strategies Global Macro Fund	For the year ended June 30, 2023.	N/A	For each of the two years in the period ended June 30, 2023.	For each of the five years in the period ended June 30, 2023.
SilverPepper Merger Arbitrage Fund	For the year ended June 30, 2023.	For the year ended June 30, 2023.	For each of the two years in the period ended June 30, 2023.	For each of the five years in the period ended June 30, 2023.
SilverPepper Long/Short Emerging Markets Currency Fund	For the Period December 28, 2022 (commencement of operations) through June 30, 2023	N/A	For the Period December 28, 2022 (commencement of operations) through June 30, 2023	For the Period December 28, 2022 (commencement of operations) through June 30, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

63

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of SilverPepper Funds

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2023

64

SilverPepper Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended June 30, 2023, 0%, 0% and 0% of the dividends to be paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Commodity Strategies Fund, Merger Arbitrage Fund and Long/Short Emerging Markets Currency Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Commodity Strategies Fund, Merger Arbitrage Fund and Long/Short Emerging Markets Currency Fund, respectively, designates income dividends of 0%, 0% and 0% as qualified dividend income paid during the fiscal year ended June 30, 2023.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (855) 554-5540 or on the Funds’ website at www.silverpepperfunds.com. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	3	None.
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	3	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	3	None.

65

SilverPepper Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustee:
James E. Ross [a] (born 1965) Trustee	Since December 2022	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – March 2020).	3

SPDR Index Shares Funds, a registered investment company (includes 26 portfolios); SPDR Series Trust, a registered investment company (includes 125 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); SSGA Active Trust, a registered investment company (includes 14 portfolios); Fusion Acquisition Corp II.

Interested Trustee:
Maureen Quillᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	3	FPA Funds Trust (includes 2 portfolios), Bragg Capital Trust (includes 2 portfolios), FPA New Income, Inc. and FPA U.S. Core Equity Fund, Inc., each a registered investment company; Source Capital, Inc., a closed-end investment company.

66

SilverPepper Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Officers of the Trust:
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present).	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 50 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

67

SilverPepper Long/Short Emerging Markets Currency Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 7-9, 2021, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust and SilverPepper, LLC (the “Investment Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Absolute Return Strategies Ltd. (the “Sub-Advisor”) with respect to the SilverPepper Long/Short Emerging Markets Currency Fund series of the Trust (the “Fund”), each for an initial two-year term. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to below as the “Fund Advisory Agreements.” In approving each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such approval was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel who would be providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the estimated profitability of the Investment Advisor’s overall relationship with the Fund; information regarding the performance of the Sub-Advisor’s quantitative models (the “Sub-Advisor Models”), which generate real-time trade signals on emerging market currencies, and which would serve as the basis for the Fund’s investment strategy, for the one-, three-, five-, and ten-year periods ended December 31, 2020; and a report prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) comparing the proposed advisory fee and estimated total expenses of the Fund with those of a group of comparable funds selected by Broadridge (the “Peer Group”) from Morningstar, Inc.’s Macro Trading fund universe (the “Fund Universe”). The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board regarding other series of the Trust managed by the Advisor during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or the Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving the Fund Advisory Agreements, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

SilverPepper, LLC

Nature, Extent, and Quality of Services

With respect to the relevant performance information, the meeting materials indicated that the annualized total returns of the Sub-Advisor Models were higher than the returns of the Bloomberg 1-3 Month U.S. Treasury Bill Index for the one-, three-, five-, and ten-year periods.

The Board noted its familiarity with the Investment Advisor as the investment advisor for two other series of the Trust, and considered the services to be provided by the Investment Advisor and the Sub-Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s role as the Fund’s investment advisor, noting that the Investment Advisor would provide overall supervision of the general investment management and investment operations of the Fund, and oversee the Sub-Advisor with respect to the Fund’s operations, including monitoring the Sub-Advisor’s investment and trading activities with respect to the Fund, monitoring the Fund’s compliance with its investment policies, and providing general administrative services related to the Investment Advisor’s overall supervision of the Fund; and that the Sub-Advisor’s responsibilities would include day-to-day portfolio management for the Fund. The Board also considered the qualifications, experience, and responsibilities of the personnel of the Investment Advisor who would be involved in the activities of the Fund. In addition, the Board considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure and compliance procedures.

68

SilverPepper Long/Short Emerging Markets Currency Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the Investment Advisor would have the capabilities, resources, and personnel necessary to manage the Fund, and that the Investment Advisor would provide the Fund with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio

The Board reviewed information regarding the Fund’s proposed advisory fee and estimated total expenses. The meeting materials indicated that the Fund’s proposed annual investment advisory fee (gross of fee waivers) was higher than both the Peer Group and Fund Universe medians by 0.20%. The Trustees considered the Investment Advisor’s observation that the Fund would be the only mutual fund available that offers a long/short emerging markets currency strategy, as well as the Investment Advisor’s assertion that the funds in the Peer Group and Fund Universe are materially different from the Fund from an investment strategy, risk, and expected return perspective. The Trustees noted that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s proposed advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also considered that the Fund’s proposed advisory fee was lower than the advisory fees paid by the other series of the Trust managed by the Investment Advisor.

The meeting materials indicated that the estimated annual total expenses (net of fee waivers) of the Fund were higher than the Peer Group and Fund Universe medians by 0.68% and 0.70%, respectively. In considering the total expenses, the Trustees noted the Investment Advisor’s explanation of the complicated nature of the Fund’s strategy; that the Fund had no true peers, as the only long/short, emerging-markets currency fund in the mutual fund marketplace; that the most similar fund in the Peer Group invested primarily in developed market currencies, which do not require the same level of due diligence research as emerging market currencies, and was not registered with the National Futures Association as a commodity pool; and that the Investment Advisor had set the expense cap at a level at which the Investment Advisor would be able to support the Fund during its initial operations.

The Board and the Independent Trustees concluded that the proposed compensation payable to the Investment Advisor under the Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by the Investment Advisor to the Fund.

Profitability, Benefits to the Investment Advisor, and Economies of Scale

The Board next reviewed the estimated profitability to the Investment Advisor of its relationship with the Fund in the Fund’s first year of operations, taking into account estimated assets of $25 million. The Board observed that the Investment Advisor anticipated waiving a significant portion of its advisory fee for the Fund, and that the Investment Advisor did not anticipate that it would realize a profit with respect to the Fund in the first year of operations.

The Board noted that the potential benefits to be received by the Investment Advisor as a result of its relationship with the Fund, other than the receipt of its advisory fee, would include the usual types of “fall out” benefits received by advisors to the Trust, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance. The Board also noted that although the Advisory Agreement does not provide for any advisory fee breakpoints, the Fund’s asset level would likely be too low to achieve significant economies of scale during the Fund’s initial startup period, and that any such economies would be considered in the future as the Fund’s assets grow.

69

SilverPepper Long/Short Emerging Markets Currency Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Absolute Return Strategies Ltd.

Nature, Extent, and Quality of Services

The Board considered the overall quality of services to be provided by the Sub-Advisor to the Fund. In doing so, the Board noted that as the sole sub-advisor to the Fund, the Sub-Advisor would be primarily responsible for the day-to-day management of the Fund and its investment results. The Board also considered the services to be provided by the Sub-Advisor to the Fund, and the qualifications, experience, and responsibilities of the personnel of the Sub-Advisor who would be involved in the activities of the Fund. In addition, the Board considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure and compliance procedures.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the Sub-Advisor would have the capabilities, resources, and personnel necessary to manage the Fund, and that the Sub-Advisor would provide the Fund with a reasonable potential for good investment results.

Sub-Advisory Fee

The Board reviewed information regarding the annual sub-advisory fee proposed to be charged by the Sub-Advisor with respect to the Fund, and considered the relative levels and types of services to be provided by the Investment Advisor and the Sub-Advisor. The Board noted that the Sub-Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s proposed sub-advisory fee with those of other similar client accounts of the Sub-Advisor. The Board also noted that the Investment Advisor would pay the Sub-Advisor’s sub-advisory fee from the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that the proposed compensation payable to the Sub-Advisor under the Sub-Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by the Sub-Advisor to the Fund.

Benefits to the Sub-Advisor

The Board also considered that the potential benefits to be received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, would include the usual types of “fall out” benefits received by sub-advisors to the Trust, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, the intangible benefits of the Sub-Advisor’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of each Fund Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved each Fund Advisory Agreement with respect to the Fund.

70

SilverPepper Funds

EXPENSE EXAMPLES

For the Six Months Ended June 30, 2023 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; shareholder servicing fees (Advisor Class shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 to June 30, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Commodity Strategies Global Macro Fund		1/1/2023	6/30/23	1/1/2023 - 6/30/2023
Advisor Class	Actual Performance	$ 1,000.00	$ 876.30	$ 9.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.97	9.90
Institutional Class	Actual Performance	1,000.00	875.90	9.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.95	9.92

*	Expenses are equal to the Fund’s annualized expense ratios of 1.98% and 1.99% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six-month period). Assumes all dividends and distributions were reinvested.

71

SilverPepper Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended June 30, 2023 (Unaudited)

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Merger Arbitrage Fund		1/1/2023	6/30/2023	1/1/2023 - 6/30/2023
Advisor Class	Actual Performance	$ 1,000.00	$ 1,019.00	$ 11.29
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.61	11.26
Institutional Class	Actual Performance	1,000.00	1,020.30	10.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.74	10.13

*	Expenses are equal to the Fund’s annualized expense ratios of 2.26% and 2.03% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Long/Short Emerging Markets Currency Fund		1/1/2023	6/30/2023	1/1/2023 -6/30/2023
Institutional Class	Actual Performance	$ 1,000.00	$ 1,017.00	$ 9.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.63	9.24

*	Expenses are equal to the Fund’s annualized expense ratio of 1.85% the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

72

SilverPepper Funds

Each a series of Investment Managers Series Trust

Investment Advisor
SilverPepper LLC
332 Skokie Valley Road, Suite 224
Highland Park, Illinois 60035

Sub-Advisor to the Commodity Strategies Global Macro Fund
Galtere Inc.
25887 County Road 12

Preston, Minnesota 55965

Sub-Advisor to the Merger Arbitrage Fund
Chicago Capital Management, LLC

311 South Wacker Drive, Suite 6025

Chicago, Illinois 60606

Sub-Advisor to the Long/Short Emerging Markets Currency Fund
Absolute Return Strategies Ltd.

Harbor Centre, 4th Floor, George Town

Cayman Islands, Kentucky 1107

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 East Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

Fund Information

	TICKER	CUSIP
SilverPepper Commodity Strategies Global Macro Fund - Advisor Class	SPCAX	46141P 768
SilverPepper Commodity Strategies Global Macro Fund - Institutional Class	SPCIX	46141P 750
SilverPepper Merger Arbitrage Fund - Advisor Class	SPABX	46141P 743
SilverPepper Merger Arbitrage Fund - Institutional Class	SPAIX	46141P 735
SilverPepper Long/Short Emerging Markets Currency Fund	SPEFX	46143U 674

Privacy Principles of the SilverPepper Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the SilverPepper Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting

The Funds’ proxy voting policies and procedures, as well as information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (855) 554-5540 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file their complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to their use of Form N-PORT, the SilverPepper Commodity Strategies Global Macro Fund and SilverPepper Merger Arbitrage Fund filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (855) 554-5540.

SilverPepper Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (855) 554-5540

Item 1. Report to Stockholders (Continued).

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-554-5540.

Item 3. Audit Committee Financial Expert.

The registrants board of trustees has determined that there is at least on audit committee financial expert serving on its audit committee. William H. Young is the “audit committee financial expert’ and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2023	FYE 6/30/2022
Audit Fees	$46,850	$44,549
Audit-Related Fees	N/A	N/A
Tax Fees	$8,400	$8,401
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2023	FYE 6/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2023	FYE 6/30/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	09/8/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	09/8/2023

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	09/8/2023